UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2688

Merrill Lynch Municipal Bond Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Municipal Bond Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.

Date: February 18, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.

Date: February 18, 2003


By:    _/s/ Donald C. Burke
       Donald C. Burke
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.

Date: February 18, 2003



<ITEM 1>

(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
December 31, 2002


Merrill Lynch
Municipal Bond
Fund, Inc.



www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL BOND FUND, INC.


Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Peter J. Hayes, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002



DEAR SHAREHOLDER

The Municipal Market Environment
During the six-month period ended December 31, 2002, long-term fixed income interest rates continued to move lower. As they had earlier in 2002, declining U.S. equity markets and worldwide political tensions easily overshadowed the incipient U.S. economic recovery allowing bond yields to fall to recent historic low levels. In late July, second quarter 2002 gross domestic product activity was reported at 1.1%, a significant decline from the first quarter rate of 5%. This rate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer and business confidence but undermining much of the economic growth seen earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields had fallen to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by signs of further U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter U.S. gross domestic product (GDP) growth was revised to 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

In December, softer equity prices and renewed investor concerns about potential U.S. military action against Iraq again combined to push long-term interest rates lower. The S&P 500 Index declined more than 5% in December on disappointing earnings reports and anticipated weak holiday sales. During December 2002, as both national and international investors sought the safe-haven sanctuary of U.S. Treasury issues, long-term U.S. Treasury yields declined over 25 basis points to end the period at 4.75%. During the last six months, long-term U.S. Treasury bond yields declined 75 basis points.

For the six-month period ended December 31, 2002, tax-exempt bond prices also generally rose. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues have not been able to keep pace with the U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002 removing some of the positive technical support the municipal bond market enjoyed earlier this year. By the end of 2002, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.16%, a decline of 25 basis points during the last six months.

Investor demand for tax-exempt products remained positive throughout the period. In addition to the approximately $75 billion investors received from June to August 2002 from bond maturities, coupon income and proceeds from early redemptions, investors are expected to receive approximately $30 billion from these sources in January 2003. The Investment Company Institute reported that in 2002 municipal bond funds net cash flows continued to be very positive at nearly $16 billion, an increase of more than 25% compared to 2001. However, these positive demand factors have not been able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82%--88% of U.S. Treasury yields, municipal bond yields ratios at their current 95%--105% range are likely to prove attractive to long-term investors.

Continued uncertainty regarding the pace of the current U.S. economic recovery as well as the resolution of the U.N./Iraq confrontation are likely to keep interest rates near their present levels for the immediate future. Equity market declines over the past three years have helped push interest rates lower than economic fundamentals alone would support. When U.S. business conditions improve and equity markets stabilize, however, any associated interest rate increases should not be extreme. Inflationary pressures are negligible and any move by the Federal Reserve Board to raise short-term interest rates is unlikely before late 2003. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.


Portfolio Strategy
Insured Portfolio
For the six months ended December 31, 2002, the Insured Portfolio realized competitive performance by generating one of the highest yields in its sector. This was partly accomplished by enhancing the Portfolio's exposure to inverse floater derivatives. As the borrowing rate on derivatives fell with all short-term interest rates, the distribution yield these securities provided to the Portfolio proved extremely beneficial. At the same time, we maintained a neutral position regarding interest rate risk in an effort to mute net asset value movement. We focused on maintaining superior couponing structure in the 15-year--20-year maturity range. This strategy enabled the Portfolio to capture the majority of the steep yield curve, while avoiding the significant interest rate risk associated with longer maturity callable bonds. After keeping limited cash reserves for the past six months, we recently increased the Portfolio's reserves to approximately 3%, anticipating an increase in issuance early in 2003. This added liquidity should allow the Portfolio to take advantage of opportunities when they arise.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


National Portfolio
For the six-month period ended December 31, 2002, National Portfolio maintained a competitive relative performance by generating a higher current yield than the industry average. We have not taken an aggressive stance with respect to long duration holdings and discount securities aimed at price appreciation in a falling interest rate environment. The past six months was a positive environment for bond prices, whereby we relied on the Portfolio's superior level of couponing to deliver the bulk of its performance in the absence of a more aggressive position. As interest rates reached levels not seen in 40 years, we took steps to seek to protect net asset value and mute future price volatility. The Portfolio currently emphasizes an overall structure that enhances couponing leading to a high current return. We focused on the 10-year - 20-year maturity sector for concentration of the majority of the Portfolio's assets. It is our belief that the bulk of the yield provided along the yield curve can be realized in these maturities without exposing the Portfolio to the net asset value volatility associated with longer maturing assets. Part of our strategy in the past has been to enhance the Portfolio's exposure to inverse floater product. The combination of aggressive Federal Reserve Board interest rate cuts and extremely positive short-term technicals in the tax-exempt market led to a favorable execution in our borrowing costs for these derivative securities. These derivatives allowed us to generate a superior current return without compromising credit quality. At the end of 2002, we moved to pare back our derivative exposure, and we reduced these positions from 15% of total assets to 9%. This reduction in the Portfolio's leverage position will further provide a level of protection from net asset value declines should interest rates rise later next year. We also increased cash equivalent reserves to 3% to give the Portfolio additional liquidity.

Finally, we believe it is time to commit some assets to lower-rated credits. Some sectors of the municipal marketplace have reached attractive spreads to higher-grade issues and could represent an opportunity to enhance the Portfolio's dividend stream. We are working closely with our Municipal Research Group to approve securities that meet the dual criteria of providing an attractive yield, yet remain within the credit quality outlined in the National Portfolio's prospectus.

Limited Maturity Portfolio
Although the trend for interest rates was lower for the six-months ended December 31, 2002, there were considerable periods of volatility, especially in the last three months. The two-year Treasury note began the period at a yield of 2.86% and ended the period at 1.60%, driven by economic and geopolitical risks. This kept the demand for short-term fixed income securities strong throughout most of the period. However, at times, these risks would appear to abate, causing a temporary spike in yields. This volatility drove most of our portfolio strategy.

The Portfolio was more aggressively positioned at the outset of the period with an average portfolio maturity in the 1.4-year--1.7-year range with low cash reserves since we believed that interest rates would fall as a result of the sluggish economic environment. However, by October 2002, the Portfolio was positioned at a below-neutral stance since it appeared that the economy might begin to rebound and the Federal Reserve Board might be at or near the end of its accommodative position. This relatively defensive position is important in attempting to limit the net asset value volatility during periods of rising interest rates. The Portfolio was able to outperform its peer group of Lipper Short Municipal Debt Funds over the last several months, as interest rates, especially for short-term municipal bonds, remained volatile. The average credit quality continues to be AA, as rated by one of the major bond rating agencies, since higher-quality issues tend to hold their value better and provide easier liquidity in a rising interest rate environment than lower-rated securities.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and
Portfolio Manager



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



(Peter Hayes)
Peter Hayes
Vice President and
Portfolio Manager



January 31, 2003



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Insured Portfolio

Average Annual
Total Return

                                     % Return Without   % Return With
Class A Shares*                        Sales Charge      Sales Charge**

One Year Ended 12/31/02                    +9.97%         +5.57%
Five Years Ended 12/31/02                  +5.35          +4.50
Ten Years Ended 12/31/02                   +6.08          +5.65

*Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                         % Return          % Return
Class B Shares*                        Without CDSC       With CDSC**

One Year Ended 12/31/02                    +9.14%         +5.14%
Five Years Ended 12/31/02                  +4.56          +4.24
Ten Years Ended 12/31/02                   +5.28          +5.28

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return          % Return
Class C Shares*                        Without CDSC      With CDSC**

One Year Ended 12/31/02                    +9.09%         +8.09%
Five Years Ended 12/31/02                  +4.51          +4.51
Inception (10/21/94) through 12/31/02      +5.91          +5.91

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

One Year Ended 12/31/02                    +9.70%         +5.31%
Five Years Ended 12/31/02                  +5.09          +4.24
Inception (10/21/94) through 12/31/02      +6.50          +5.97

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



National Portfolio

Average Annual
Total Return

                                     % Return Without   % Return With
Class A Shares*                        Sales Charge     Sales Charge**

One Year Ended 12/31/02                    +9.42%         +5.04%
Five Years Ended 12/31/02                  +5.17          +4.31
Ten Years Ended 12/31/02                   +6.23          +5.80

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return          % Return
Class B Shares*                        Without CDSC      With CDSC**

One Year Ended 12/31/02                    +8.50%         +4.50%
Five Years Ended 12/31/02                  +4.36          +4.02
Ten Years Ended 12/31/02                   +5.42          +5.42

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payments of applicable contingent deferred sales charge.



                                         % Return          % Return
Class C Shares*                        Without CDSC      With CDSC**

One Year Ended 12/31/02                    +8.55%         +7.55%
Five Years Ended 12/31/02                  +4.33          +4.33
Inception (10/21/94) through 12/31/02      +5.97          +5.97

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

One Year Ended 12/31/02                    +9.04%         +4.68%
Five Years Ended 12/31/02                  +4.91          +4.05
Inception (10/21/94) through 12/31/02      +6.56          +6.03

*Maximum sales charge is 4%.
**Assuming maximum sales charge.




Limited Maturity Portfolio

Average Annual
Total Return

                                     % Return Without   % Return With
Class A Shares*                        Sales Charge     Sales Charge**

One Year Ended 12/31/02                    +3.80%         +2.76%
Five Years Ended 12/31/02                  +4.13          +3.92
Ten Years Ended 12/31/02                   +4.03          +3.93

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                         % Return          % Return
Class B Shares*                        Without CDSC      With CDSC**

One Year Ended 12/31/02                    +3.43%         +0.43%
Five Years Ended 12/31/02                  +3.74          +3.74
Ten Years Ended 12/31/02                   +3.67          +3.67

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return          % Return
Class C Shares*                        Without CDSC      With CDSC**

One Year Ended 12/31/02                    +3.43%         +2.43%
Five Years Ended 12/31/02                  +3.74          +3.74
Inception (10/21/94) through 12/31/02      +3.82          +3.82

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

One Year Ended 12/31/02                    +3.69%         +2.65%
Five Years Ended 12/31/02                  +4.03          +3.82
Inception (10/21/94) through 12/31/02      +4.16          +4.03

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002



PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                  Ten-Year/
                                                                                                    Since
                                                                       6-Month       12-Month     Inception     Standardized
As of December 31, 2002                                              Total Return  Total Return  Total Return   30-Day Yield
ML Municipal Bond Fund, Inc. Insured Portfolio Class A Shares**             +5.16%       +9.97%      +80.39%         4.16%
ML Municipal Bond Fund, Inc. Insured Portfolio Class B Shares**             +4.89        +9.14       +67.29          3.58
ML Municipal Bond Fund, Inc. Insured Portfolio Class C Shares**             +4.86        +9.09       +60.10          3.53
ML Municipal Bond Fund, Inc. Insured Portfolio Class D Shares**             +5.16        +9.70       +67.58          3.92
ML Municipal Bond Fund, Inc. National Portfolio Class A Shares**            +4.43        +9.42       +83.01          4.37
ML Municipal Bond Fund, Inc. National Portfolio Class B Shares**            +3.93        +8.50       +69.55          3.80
ML Municipal Bond Fund, Inc. National Portfolio Class C Shares**            +4.01        +8.55       +60.84          3.75
ML Municipal Bond Fund, Inc. National Portfolio Class D Shares**            +4.20        +9.04       +68.33          4.13
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class A Shares***   +1.88        +3.80       +48.48          1.57
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class B Shares***   +1.69        +3.43       +43.33          1.23
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class C Shares***   +1.70        +3.43       +35.97          1.23
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class D Shares***   +1.82        +3.69       +39.67          1.47
Lehman Brothers 3-Year General Obligation Bond Index++                      +3.03        +6.65   +73.44/+55.06        --
Lehman Brothers Municipal Bond Index++++                                    +4.57        +9.60   +91.39/+80.38        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D
Shares.
***The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D
Shares.
++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.
Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.




SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
            Municipal Bonds                                                                               Insured Portfolio

            S&P       Moody's   Face
STATE       Ratings   Ratings  Amount  Issue                                                                       Value
Alabama--1.9%                          Alabama Water Pollution Control Authority Revenue Bonds (b):
              AAA     Aaa     $ 3,020    5.75% due 8/15/2018                                                     $    3,377
              AAA     Aaa       1,585    Revolving Fund Loan, Series A, 6.75% due 8/15/2017                           1,783
              AAA     Aaa      10,000  Lauderdale County and Florence, Alabama, Health Care Authority,
                                       Revenue Refunding Bonds (Coffee Health Group), Series A, 6% due
                                       7/01/2029 (e)                                                                 11,055
              AAA     Aaa       7,000  University of Alabama, University Revenue Bonds (Birmingham), 6% due
                                       10/01/2020 (g)                                                                 7,971

Arizona--     AAA     Aaa       6,750  Arizona State Municipal Financing Program, COP, Series 34, 7.25% due
0.7%                                   8/01/2009 (f)                                                                  8,419

Arkansas--    NR*     Aaa       6,060  University of Arkansas, University Revenue Bonds (Various Facility,
0.5%                                   Fayetteville Campus), 5.50% due 12/01/2021 (g)                                 6,601

California    AAA     Aaa      19,000  California Pollution Control Financing Authority, PCR, Refunding
--8.9%                                 (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (e)             20,717
                                       California State Department of Water Resources, Power Supply
                                       Revenue Bonds, Series A:
              AAA     Aaa      12,000    5.375% due 5/01/2017 (j)                                                    13,160
              AAA     Aaa      12,000    5.375% due 5/01/2018 (b)                                                    13,131
              AAA     Aaa       5,000  California State, Veterans, GO, Refunding, AMT, Series BZ, 5.35%
                                       due 12/01/2021 (e)                                                             5,108
              AAA     Aaa      26,085  Los Angeles, California, Community College District, GO, Series A,
                                       5.50% due 8/01/2019 (e)                                                       28,665
              AAA     Aaa       5,800  Oakland, California, Redevelopment Agency, Tax Allocation Refunding
                                       Bonds, INFLOS, 10.429% due 9/01/2019 (d)(e)                                    6,068
                                       Pasadena, California, Electric Revenue Bonds (e):
              AAA     Aaa       2,500    5.25% due 6/01/2020                                                          2,678
              AAA     Aaa       2,630    5.25% due 6/01/2021                                                          2,794
              AAA     Aaa      11,685  Rialto, California, Unified School District, GO, Series A, 6.24%**
                                       due 6/01/2025 (g)                                                              3,633
              AAA     Aaa      15,000  San Jose, California, Redevelopment Agency, Tax Allocation Refunding
                                       Bonds, DRIVERS, Series 158, 9.038% due 8/01/2014 (d)(e)                       16,709

Colorado      AAA     Aaa      19,250  Aurora, Colorado, COP, 6% due 12/01/2025 (b)                                  22,050
--5.6%                                 Denver, Colorado, City and County Airport Revenue Refunding Bonds:
              AAA     Aaa       2,000    AMT, Series D, 5.50% due 11/15/2015 (i)                                      2,168
              AAA     Aaa       4,850    AMT, Series D, 5.50% due 11/15/2017 (i)                                      5,198
              AAA     Aaa       2,500    AMT, Series D, 5.50% due 11/15/2018 (i)                                      2,660
              NR*     Aaa      31,160    RIB, Series 153, 9.271% due 11/15/2025 (d)(e)                               35,258
              AAA     Aaa       4,000  Logan County, Colorado, Justice Center Finance Corporation, COP,
                                       5.50% due 12/01/2020 (e)                                                       4,349



Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Municipal Bond Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax (subject to)
BAN           Bond Anticipation Notes
CARS          Complementary Auction Rate Securities
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
EDA           Economic Development Authority
EDR           Economic Development Revenue Bonds
GO            General Obligation Bonds
HDA           Housing Development Authority
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDB           Industrial Development Board
IDR           Industrial Development Revenue Bonds
INFLOS        Inverse Floating Rate Municipal Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
RAN           Revenue Anticipation Notes
RIB           Residual Interest Bonds
RITR          Residual Interest Trust Receipts
S/F           Single-Family
STRIPES       Short-Term Inverse Payment Exempt Securities
TAN           Tax Anticipation Notes
VRDN          Variable Rate Demand Notes




Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            Municipal Bonds                                                                               Insured Portfolio

            S&P       Moody's   Face
STATE       Ratings   Ratings  Amount  Issue                                                                       Value
Connecticut   AAA     NR*     $ 2,840  Connecticut State, HFA, Housing Mortgage Finance Revenue Bonds,
--0.2%                                 AMT, Sub-Series B-2, 5.35% due 11/15/2032 (e)                             $    2,912

Florida--3.7% AAA     Aaa       5,500  Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25%
                                       due 10/01/2026 (g)                                                             5,673
              NR*     Aaa      15,000  Escambia County, Florida, Health Facilities Authority, Health Facility
                                       Revenue Bonds (Florida Health Care Facility Loan), 5.95% due
                                       7/01/2020 (b)                                                                 16,513
                                       Florida State Board of Education, Lottery Revenue Bonds, Series B (g):
              AAA     Aaa       9,435    6% due 7/01/2014                                                            10,997
              AAA     Aaa       9,645    6% due 7/01/2015                                                            11,208
              AAA     Aaa       2,240  West Coast Regional Water Supply Authority, Florida, Capital Improvement
                                       Revenue Bonds, 10.40% due 10/01/2010 (a)(b)(d)                                 3,165

Georgia--2.9%                          Georgia Municipal Electric Authority, Power Revenue Bonds,
                                       Series Y (b):
              AAA     Aaa         490    6.40% due 1/01/2013 (c)                                                        596
              AAA     Aaa       8,510    6.40% due 1/01/2013                                                         10,263
              AAA     Aaa      20,000  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                       Series EE, 7% due 1/01/2025 (b)                                               26,232

Hawaii--0.8%  AAA     Aaa      10,000  Hawaii State Airport System, Revenue Refunding Bonds, 6.45% due
                                       7/01/2013 (e)                                                                 10,430

Illinois      AAA     Aaa       2,000  Chicago, Illinois, O'Hare International Airport Revenue Bonds
--4.3%                                 (Passenger Facility Charge), Series A, 5.625% due 1/01/2015 (b)                2,153
              AAA     NR*      14,450  Illinois Health Facilities Authority, Revenue Refunding Bonds, RIB,
                                       Series 166, 10.07% due 2/15/2024 (b)(d)(h)                                    17,123
              AAA     Aaa      26,000  Illinois Regional Transportation Authority Revenue Bonds, Series A,
                                       6.25% due 6/01/2004 (a)(b)                                                    28,325
              AAA     Aaa       6,800  Illinois State, GO, 5.75% due 5/01/2021 (e)                                    7,380

Indiana       AAA     Aaa       5,555  Indiana State Office Building Commission, Facilities Revenue Bonds
--0.5%                                 (Miami Correctional Facility--Phase 1), Series A, 5.50% due 7/01/2015 (b)      6,182

Kansas--1.4%  AAA     Aaa      11,000  Kansas City, Kansas, Utility System Revenue Refunding and
                                       Improvement Bonds, 6.25% due 9/01/2014 (g)                                    12,046
              AAA     Aaa       5,145  Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health Center), 5.50%
                                       due 8/15/2020 (i)                                                              5,494

Maryland      AAA     Aaa       4,400  Maryland State Health and Higher Educational Facilities Authority
--0.4%                                 Revenue Bonds (University of Maryland Medical System), Series B, 7% due
                                       7/01/2022 (g)                                                                  5,617

Massachusetts NR*     Aaa       1,920  Massachusetts Educational Loan Authority, Education Loan Revenue
--1.0%                                 Bonds, AMT, Issue D, Series A, 7.25% due 1/01/2009 (e)                         1,956
              AAA     Aaa      10,000  Massachusetts State Health and Educational Facilities Authority Revenue
                                       Bonds (Beth Israel Deaconess Medical Center), INFLOS, Series G-4,
                                       10.245% due 7/01/2025 (b)(d)                                                  10,432

Michigan      AAA     Aaa       6,915  Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series B,
--1.5%                                 6.15% due 10/01/2015 (e)                                                       7,263
              AAA     Aaa      10,000  Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                       Bonds (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (e)            11,325

Minnesota     NR*     Aaa       5,860  Delano, Minnesota, Independent School District Number 879, GO,
--1.2%                                 Series A, 5.875% due 2/01/2025 (i)                                             6,442
                                       Sauk Rapids, Minnesota, Independent School District Number 047, GO,
                                       Series A (e):
              NR*     Aaa       3,735    5.65% due 2/01/2020                                                          4,090
              NR*     Aaa       4,440    5.70% due 2/01/2021                                                          4,864

Mississippi   AAA     Aaa       1,320  Harrison County, Mississippi, Wastewater Management District,
--1.0%                                 Revenue Refunding Bonds (Wastewater Treatment Facilities),
                                       Series A, 8.50% due 2/01/2013 (g)                                              1,825
              NR*     Aaa      10,000  Mississippi Hospital Equipment and Facilities Authority Revenue Bonds
                                       (Forrest County General Hospital Project), 6% due 1/01/2030 (i)               11,012

Missouri--2.0%                         Kansas City, Missouri, Airport Revenue Refunding and Improvement Bonds,
                                       Series A (e):
              AAA     Aaa      12,990    5.50% due 9/01/2013                                                         14,691
              AAA     Aaa       9,000    5.50% due 9/01/2014                                                         10,107

Nevada--4.5%  AAA     Aaa      10,000  Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70%
                                       due 6/01/2022 (g)                                                             10,335
              AAA     Aaa      45,000  Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                       Power Company), AMT, 6.65% due 6/01/2017 (e)                                  46,773

New           AAA     Aaa       6,810  Cape May County, New Jersey, Industrial Pollution Control Financing
Jersey--6.5%                           Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                       Project), Series A, 6.80% due 3/01/2021 (e)                                    8,715
              NR*     Aaa      12,500  New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                       Corporation), RIB, Series 371, 10.77% due 10/01/2022 (b)(d)                   14,958
              AAA     Aaa      10,000  New Jersey EDA, New Jersey Water Facilities Revenue Refunding Bonds
                                       (American Water), AMT, Series B, 5.125% due 4/01/2022 (b)                     10,211
              AAA     Aaa      10,160  New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                       Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (e)                           10,624
              AAA     Aaa      10,070  New Jersey State Transportation Trust Fund Authority, Transportation
                                       System Revenue Refunding Bonds, Series B, 6% due 12/15/2018 (e)               11,680
                                       Salem County, New Jersey, Industrial Pollution Control Financing
                                       Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                       RIB (d)(e):
              AAA     Aaa      10,000    Series 380, 10.74% due 6/01/2031                                            11,644
              AAA     Aaa      12,500    Series 381, 10.47% due 8/01/2030                                            14,716

New           AAA     Aaa      17,405  Metropolitan Transportation Authority, New York, Dedicated Tax Fund
York--15.4%                            Revenue Refunding Bonds, Series A, 5.25% due 11/15/2024 (i)                   18,223
                                       Metropolitan Transportation Authority, New York, Revenue Refunding
                                       Bonds, Series A (b):
              AAA     Aaa       7,100    5.50% due 11/15/2018                                                         7,882
              AAA     Aaa      25,000    5.50% due 11/15/2019                                                        27,582
                                       Metropolitan Transportation Authority, New York, Service Contract
                                       Revenue Bonds (e):
              NR*     Aaa       7,620    RIB, Series 697X, 9.222% due 7/01/2024 (d)                                   8,735
              AAA     Aaa       7,025    Series B, 5.50% due 7/01/2019                                                7,729
              AAA     Aaa      12,500  Metropolitan Transportation Authority, New York, Service Contract
                                       Revenue Refunding Bonds, Series A, 5.50% due 7/01/2020 (e)                    13,660
              NR*     Aaa      12,075  New York City, New York, City Municipal Water Finance Authority,
                                       Water and Sewer System Revenue Bonds,
                                       RIB, Series 158, 9.727% due 6/15/2026 (d)(e)                                  14,917
                                       New York City, New York, GO:
              AAA     NR*      11,500    Series C, 5.625% due 3/15/2018 (j)                                          12,611
              AAA     Aaa      21,000    Series I, 6% due 4/15/2012 (i)                                              23,783
                                       New York City, New York, GO, Refunding, Series G:
              AAA     Aaa       7,655    5.75% due 2/01/2014 (e)                                                      8,505
              AAA     Aaa       5,155    5.75% due 2/01/2017 (i)                                                      5,643
              AAA     Aaa       7,210  New York State Dormitory Authority Revenue Bonds (School Districts
                                       Financing Program), Series D, 5.25% due 10/01/2023 (e)                         7,569
              AAA     Aaa      10,000  New York State Dormitory Authority, Revenue Refunding Bonds (Mental
                                       Health Services), Series A, 5.75% due 8/15/2022 (e)                           10,933
              NR*     Aaa      20,000  New York State Local Government Assistance Corporation, Revenue
                                       Refunding Bonds, RIB, Series 468X, 9.12% due 4/01/2021 (d)(g)                 20,895
              AAA     Aaa         160  New York State Medical Care Facilities Finance Agency Revenue Bonds,
                                       Series E, 6.25% due 8/15/2019 (g)                                                173
                                       Niagara Falls, New York, GO, Public Improvement (e):
              AAA     Aaa       2,975    6.90% due 3/01/2023                                                          3,215
              AAA     Aaa       3,190    6.90% due 3/01/2024                                                          3,447

North         AAA     Aaa       3,500  North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
Carolina                               5.35% due 1/01/2022 (b)                                                        3,604
--0.3%

North         AAA     NR*       4,845  North Dakota State, HFA, Revenue Bonds (Housing Finance Program),
Dakota--0.4%                           Series C, 5.30% due 7/01/2022 (b)                                              4,950


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
            Municipal Bonds                                                                               Insured Portfolio

            S&P       Moody's   Face
STATE       Ratings   Ratings  Amount  Issue                                                                       Value
Ohio--0.5%    AAA     Aaa     $ 6,000  Ohio State Water Development Authority, Pollution Control Facilities
                                       Revenue Bonds (Water Control Loan Fund--Water Quality Series), 5.50%
                                       due 6/01/2014 (e)                                                         $    6,744

Oklahoma      AAA     Aaa       6,385  Oklahoma State, IDR, Refunding (Health System), Series A, 6.25%
--2.5%                                 due 8/15/2016 (e)                                                              7,207
                                       Oklahoma Transportation Authority, Oklahoma, Turnpike System Revenue
                                       Refunding Bonds (b):
              AAA     Aaa      18,835    Second Senior Series A, 5.25% due 1/01/2017                                 20,674
              AAA     Aaa       3,825    Second Senior Series B, 5.25% due 1/01/2017                                  4,199

Oregon--1.2%  AAA     Aaa       8,700  Oregon State Department, Administrative Services, COP, Series A, 6.25%
                                       due 5/01/2010 (a)(b)                                                          10,521
              AAA     Aaa       3,865  Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                                       International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(e)            4,833

Pennsylvania  AAA     NR*       5,000  Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A, 5.25% due
--1.4%                                 4/01/2021 (e)                                                                  5,121
              AAA     Aaa       6,000  Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B,
                                       7% due 5/15/2020 (c)(e)                                                        7,625
              AAA     Aaa       4,420  Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                       (Neighborhood Transformation), Series A, 5.50% due 4/15/2020 (g)               4,815

Puerto        AAA     Aaa      16,705  Puerto Rico Public Finance Corporation, Commonwealth Appropriation
Rico--1.4%                             Revenue Bonds, Series A, 5.375% due 8/01/2023 (e)                             17,846

Rhode         AAA     Aaa       6,815  Rhode Island State Economic Development Corporation, Airport Revenue
Island--0.6%                           Bonds, Series B, 6% due 7/01/2028 (g)                                          7,765

South         AAA     Aaa       5,800  South Carolina Jobs, EDA, Industrial Revenue Refunding Bonds
Carolina                               (South Carolina Electric and Gas Company Project), Series A, 5.20%
--0.8%                                 due 11/01/2027 (i)                                                             5,985
              AAA     Aaa       4,200  South Carolina State Public Service Authority Revenue Refunding Bonds,
                                       Series A, 6.25% due 1/01/2022 (b)                                              4,719

Texas--6.6%   AAA     Aaa      11,190  Austin, Texas, Utility System Revenue Bonds, Combined, 9.25% due
                                       11/15/2008 (e)                                                                12,394
              AAA     NR*      17,975  Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                       DRIVERS, AMT, Series 202, 10.12% due 11/01/2028 (d)(g)                        21,692
                                       El Paso, Texas, Water and Sewer Revenue Refunding and Improvement Bonds,
                                       Series A (i):
              AAA     Aaa       4,375    6% due 3/01/2018                                                             5,030
              AAA     Aaa       4,645    6% due 3/01/2019                                                             5,321
              AAA     Aaa      11,150  Harris County, Texas, Toll Road Revenue Refunding Bonds, Senior Lien,
                                       5.375% due 8/15/2021 (i)                                                      11,941
              AAA     Aaa       3,500  Houston, Texas, Water Conveyance System Contract, COP, Series J, 6.25%
                                       due 12/15/2013 (b)                                                             4,204
              NR*     NR*      11,800  Matagorda County, Texas, Navigation District Number 1, Revenue Refunding
                                       Bonds (Houston Light and Power Company), Series A, 6.70% due
                                       3/01/2027 (b)                                                                 12,084
              AAA     Aaa       6,000  San Antonio, Texas, Electric and Gas Revenue Bonds, 5.375% due
                                       2/01/2018 (e)                                                                  6,435
                                       Texas State Department of Housing and Community Affairs, S/F Mortgage
                                       Revenue Bonds, AMT, Series A (e):
              AAA     Aaa       2,180    5.45% due 9/01/2023                                                          2,241
              AAA     Aaa       2,800    5.50% due 3/01/2026                                                          2,879

Utah--1.3%    AAA     NR*       9,535  Utah Transit Authority, Sales Tax and Transportation Revenue Bonds (Salt
                                       Lake County Light Rail Transit Project), 5.375% due 12/15/2022 (i)             9,965
                                       Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing Program),
                                       Series A (b):
              NR*     Aaa       2,515    5.75% due 10/01/2015                                                         2,876
              NR*     Aaa       3,770    6% due 10/01/2020                                                            4,281

Virginia      AAA     Aaa      19,755  Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
--3.8%                                 Bonds, AMT, Series A, 6.10% due 2/01/2011 (b)                                 22,860
                                       Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
              AAA     Aa1       2,285    AMT, Series A, Sub-Series A-4, 5.40% due 1/01/2011                           2,442
              AAA     Aaa       2,270    AMT, Series A, Sub-Series A-4, 5.50% due 1/01/2012 (e)                       2,422
              AAA     Aaa      19,965    Series J, Sub-Series J-1, 5.20% due 7/01/2019 (e)                           20,734

Washington    AAA     Aaa       4,960  Chelan County, Washington, Public Utility District Number 001,
--4.9%                                 Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                       5.45% due 7/01/2037 (b)                                                        5,086
              AAA     Aaa      33,535  Seattle, Washington, Municipal Light and Power Revenue Bonds, 6.625%
                                       due 7/01/2004 (a)(g)                                                          36,853
              AAA     Aaa      18,000  Tacoma, Washington, Electric System Revenue Refunding Bonds, Series A,
                                       5.75% due 1/01/2019 (i)                                                       20,060

West          NR*     Aaa      11,465  Mason County, West Virginia, PCR, Refunding (Appalachian Power Company),
Virginia                               6.85% due 6/01/2022 (e)                                                       11,744
--2.0%        AAA     Aaa      12,250  Pleasants County, West Virginia, PCR, Refunding (Potomac-Pleasants),
                                       Series C, 6.15% due 5/01/2015 (b)                                             13,624

Wisconsin     AAA     Aaa       9,000  Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds
--3.9%                                 (Midwest Energy Resources), Series E, 6.90% due 8/01/2021 (g)                 11,551
              AAA     Aaa       4,650  Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                       Series A, 5.75% due 7/01/2023 (e)                                              5,044
                                       Wisconsin State, GO:
              AAA     Aaa       5,370    AMT, Series B, 6.50% due 5/01/2020 (e)                                       5,910
              AAA     Aaa      11,620    AMT, Series B, 6.50% due 5/01/2025 (e)                                      12,747
              AAA     Aaa      13,570    Series F, 5.50% due 5/01/2019 (i)                                           14,909

                                       Total Municipal Bonds (Cost--$1,130,567)--96.5%                            1,228,963



                              Shares
                               Held                   Common Stock
                               23,717  Merrill Lynch Institutional Tax-Exempt Fund++                                 23,717

                                       Total Common Stock (Cost--$23,717)--1.9%                                      23,717

              Total Investments (Cost--$1,154,284)--98.4%                                                         1,252,680

              Other Assets Less Liabilities--1.6%                                                                    21,014
                                                                                                                 ----------
              Net Assets--100.0%                                                                                 $1,273,694
                                                                                                                 ==========


(a)Prerefunded.
(b)AMBAC Insured.
(c)Escrowed to maturity.
(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2002.
(e)MBIA Insured.
(f)BIG Insured.
(g)FGIC Insured.
(h)FHA Insured.
(i)FSA Insured.
(j)XLCA Insured.
*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                (in Thousands)

                   Net Share          Net             Dividend
Affiliate           Activity          Cost              Income
Merrill Lynch
Institutional
Tax-Exempt Fund      23,717          $23,717              $54


See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
            Municipal Bonds                                                                               National Portfolio
            S&P       Moody's    Face
STATE       Ratings   Ratings   Amount  Issue                                                                       Value
Alabama--0.3% AAA     Aaa     $ 3,820  Alabama Incentives Financing Authority, Special Obligation Revenue
                                       Refunding Bonds, Series A, 6% due 10/01/2029 (c)                          $    4,307

Alaska--2.9%  AAA     Aaa       3,000  Alaska State Housing Financial Corporation, General Mortgage Revenue
                                       Refunding, Series A, 6% due 6/01/2027 (f)                                      3,087
                                       Anchorage, Alaska, School, GO, Series B (e):
              AAA     Aaa       1,760    5.875% due 12/01/2016                                                        2,030
              AAA     Aaa       2,100    5.875% due 12/01/2017                                                        2,416
              AA+     NR*      27,150  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                       Pipeline--British Petroleum Oil), 7.125% due 12/01/2025                       28,335

Arizona--3.7% NR*     Aaa         875  Arizona Health Facilities Authority, Hospital System Revenue Refunding
                                       Bonds (Saint Luke's Health Systems), 7.25% due 11/01/2003 (j)                    927
              BBB     Baa2      2,000  Arizona Health Facilities Authority, Revenue Bonds (Catholic Healthcare
                                       West), Series A, 6.625% due 7/01/2020                                          2,116
              NR*     Aa1       2,000  Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding
                                       Bonds, AMT, Senior Series B, 6.60% due 5/01/2010                               2,157
              AAA     Aaa       2,000  Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due
                                       7/01/2022 (e)                                                                  2,160
              AAA     NR*       1,000  Glendale, Arizona, Development Authority, Educational Facilities Revenue
                                       Refunding Bonds (American Graduate School International), 7.125% due
                                       7/01/2005 (j)(q)                                                               1,147
                                       Maricopa County, Arizona, Alhambra Elementary School District 068, GO,
                                       Series A (c):
              AAA     Aaa       1,000    6.75% due 7/01/2004 (j)                                                      1,101
              AAA     Aaa         525    6.75% due 7/01/2014                                                            576
              AAA     Aaa       1,000  Maricopa County, Arizona, Gilbert Unified School District Number 41, GO,
                                       6.25% due 7/01/2015 (h)                                                        1,166
              BBB     Baa1      1,000  Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                                       Corporation), 6.125% due 4/01/2018                                             1,027
              BBB     Baa2      2,500  Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Catholic
                                       Healthcare West Project), Series A, 5% due 7/01/2021                           2,190
              AAA     Aaa       1,000  Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro Gardens--
                                       Mesa Ridge Project), Series A, 5.65% due 7/01/2019 (f)                         1,077
                                       Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding,
                                       Series A:
              BB+     Ba1       1,200    (El Paso Electric Company Project), 6.25% due 5/01/2037                      1,213
              BBB-    Baa3      1,000    (Public Service Company of New Mexico Project), 6.30% due 12/01/2026         1,021
              NR*     A1        2,000  Mohave County, Arizona, IDA, IDR (North Star Steel Company Project),
                                       AMT, 6.70% due 3/01/2020                                                       2,085
                                       Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds
                                       No. 8802:
              BBB+    NR*         430    7.20% due 1/01/2010                                                            446
              BBB+    NR*         510    7.20% due 1/01/2013                                                            529
                                       Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
              BBB+    NR*         190    7.30% due 1/01/2009                                                            197
              BBB+    NR*         395    7.30% due 1/01/2011                                                            410
              AAA     Aaa       2,330  Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities,
                                       Excise Tax Revenue Bonds, 5.75% due 7/01/2016 (e)                              2,665
              NR*     Caa2      5,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America
                                       West Airlines Inc. Project), AMT, 6.30% due 4/01/2023                          1,815
              NR*     Aaa       2,720  Phoenix, Arizona, IDA Revenue Bonds (Camelback Crossing), 6.20% due
                                       9/20/2020 (d)                                                                  3,012
              B+      Ba3       1,000  Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                       Electric Power Company Project), Series B, 6% due 9/01/2029                      934
              BBB-    NR*         750  Prescott Valley, Arizona, Improvement District, Special Assessment
                                       Bonds (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012              765
              A       NR*       1,600  Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012               1,729
              AAA     Aaa       2,000  Tucson, Arizona, Airport Authority Incorporated Revenue Refunding
                                       Bonds, 5.70% due 6/01/2013 (f)                                                 2,076
              AA      NR*       3,515  Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian
                                       Care Tucson Inc. Project), Series A, 6.125% due 7/01/2024                      3,884
              AAA     Aaa       3,180  Univeristy of Arizona, COP, Refunding, Series A, 5.50% due 6/01/2018 (c)       3,517
              AAA     Aaa       1,000  University of Arizona, COP (University of Arizona Parking and Student
                                       Housing), 5.75% due 6/01/2019 (c)                                              1,114
              NR*     NR*       3,000  Vistancia, Arizona, Community Facilities District, GO, 6.75% due
                                       7/15/2022                                                                      3,006

Arkansas      AAA     NR*         185  Arkansas State Development Finance Authority, S/F Mortgage Revenue
--0.2%                                 Bonds (Mortgage-Backed Securities Program), Series H, 6.15% due
                                       7/01/2016 (d)(l)                                                                 197
              NR*     A2          250  Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series
                                       B, 7.25% due 6/01/2009                                                           288
              BBB     Baa2        625  Camden, Arkansas, Environmental Improvement Revenue Bonds
                                       (International Paper Co. Project), AMT, Series A, 7.625% due
                                       11/01/2018                                                                       665
              AAA     Aaa         250  Fort Smith, Arkansas, Water, Sewer and Construction Revenue
                                       Refunding Bonds, 6% due 4/01/2004 (f)(j)                                         267
              AAA     Aaa         200  Jonesboro, Arkansas, Residential Housing and Health Care Facilities
                                       Board, Hospital Revenue Refunding Bonds (Saint Bernard's Regional Medical
                                       Center), Series B, 5.90% due 7/01/2016 (c)                                       218
              AAA     Aaa         300  North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A,
                                       6.50% due 7/01/2015 (f)                                                          373
              AAA     Aaa         250  University of Central Arkansas, Housing System Revenue Bonds, 6.50% due
                                       1/01/2031 (h)                                                                    286

California    AAA     Aaa       9,770  Alameda County, California, COP (Financing Project), 6% due
--5.7%                                 9/01/2006 (f)(j)                                                              11,473
              BBB+    A3        7,500  California State, Department of Water Resources, Power Supply Revenue
                                       Bonds, Series A, 5.75% due 5/01/2017                                           8,251
              NR*     NR*       2,880  Capistrano, California, Unified School District, Community Facility
                                       District, Special Tax Bonds (No. 90-2 Talega), 6% due 9/01/2032                2,902
                                       Chula Vista, California, Community Facilities District, Special Tax
                                       Bonds (No. 06-1, Eastlake Woods Area), Series A:
              NR*     NR*       1,080    6.05% due 9/01/2020                                                          1,090
              NR*     NR*       2,000    6.15% due 9/01/2026                                                          2,016
                                       Contra Costa County, California, Special Tax Bonds (Community Facilities
                                       District Number 2001-01):
              NR*     NR*       1,585    6% due 9/01/2026                                                             1,615
              NR*     NR*       1,200    6.10% due 9/01/2031                                                          1,229
              NR*     NR*       4,000  Long Beach, California, Special Tax Bonds (Community Facilities District
                                       No. 3-Pine Ave.), 6.375% due 9/01/2023                                         4,184
                                       Los Angeles, California, Department of Water and Power, Electric Plant
                                       Revenue Refunding Bonds:
              AA-     Aaa       7,000    6% due 2/15/2005 (j)                                                         7,765
              NR*     Aa3       5,160    RIB, Series 370, 10.20% due 2/15/2024 (g)                                    6,173
              NR*     NR*       1,100  Poway, California, Unified School District, Special Tax Bonds (Community
                                       District No. 6), Series A, 6.05% due 9/01/2025                                 1,104
              NR*     NR*       2,695  Riverside, California, Improvement Bond Act of 1915, Special Assessment
                                       (Riverwalk Assessment District), 6.375% due 9/02/2026                          2,779
                                       Roseville, California, Special Tax (Stoneridge Community Facilties
                                       Number 1):
              NR*     NR*       1,250    6.20% due 9/01/2021                                                          1,286
              NR*     NR*       1,125    6% due 9/01/2025                                                             1,148
              NR*     NR*       2,500    6.30% due 9/01/2031                                                          2,562
                                       San Francisco, California, City and County Redevelopment Agency Revenue
                                       Bonds (Community Facilities District Number 6--Mission):
              NR*     NR*       5,000    6% due 8/01/2021                                                             5,050
              NR*     NR*       2,500    GO, Series A, 6% due 8/01/2025                                               2,491


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            Municipal Bonds                                                                               National Portfolio
            S&P       Moody's    Face
STATE       Ratings   Ratings   Amount  Issue                                                                       Value
California    NR*     Aaa     $ 1,075  San Francisco, California, Uptown Parking Corporation, Parking Revenue
(concluded)                            Bonds (Union Square), 6% due 7/01/2020 (f)                                $    1,214
                                       Santa Margarita, California, Water District, Special Tax Refunding
                                       Bonds (Community Facilities District No. 99), Series 1:
              NR*     NR*       3,680    6.20% due 9/01/2020                                                          3,775
              NR*     NR*       3,000    6.25% due 9/01/2029                                                          3,060

Colorado      AA      NR*         500  Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont
--2.1%                                 United Hospital Project), 6% due 12/01/2030                                      539
              AAA     NR*         555  Boulder County, Colorado, M/F Mortgage Revenue Bonds (Sinton Apartments
                                       Project), AMT, 6.625% due 7/01/2034 (b)                                          571
                                       Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT:
              AA      Aa2         350    Senior Series B-2, 7.25% due 10/01/2031                                        375
              NR*     Aa2         365    Senior Series B-3, 6.80% due 11/01/2028                                        386
              AA      Aa2         340    Senior Series C-2, 7.25% due 10/01/2031                                        364
              AAA     Aaa         550  Colorado Water Resource and Power Development Authority, Small Water
                                       Resource Revenue Bonds, Series A, 5.80% due 11/01/2020 (e)                       622
              A       A2        2,575  Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series A,
                                       7.50% due 11/15/2023                                                           2,831
                                       Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                       Improvement Fee):
              NR*     NR*       7,560    Series A, 7.35% due 9/01/2031                                                7,704
              NR*     NR*       1,400    Series B, 7% due 9/01/2031                                                   1,426
              AAA     Aaa       3,685  Larimer County, Colorado, Poudre School District Number R-1, GO, 6%
                                       due 12/15/2016 (e)                                                             4,292
              BB+     Ba1       6,170  Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                       First Tier, Sub-Series D, 7.125% due 6/15/2041                                 6,450
              NR*     A1          750  Pitkin County, Colorado, GO, Refunding and Improvement Bonds, 6.875%
                                       due 12/01/2024                                                                   837

Connecticut   AAA     Aaa       2,000  Bridgeport, Connecticut, GO, Refunding, Series A, 5.875% due
--2.5%                                 7/15/2010 (e)(j)                                                               2,374
              AAA     Aaa       1,000  Connecticut State Development Authority, Governmental Lease Revenue
                                       Bonds, 6.60% due 6/15/2014 (f)                                                 1,092
              AA      A1        2,000  Connecticut State Development Authority Revenue Bonds (General Fund),
                                       Series A, 6.375% due 10/15/2024                                                2,205
              AAA     Aaa       1,500  Connecticut State Development Authority, Solid Waste Disposal
                                       Facilities Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025          1,689
              AAA     NR*       1,250  Connecticut State Development Authority, Water Facility Revenue Bonds
                                       (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035 (c)                   1,405
              AA      Aa2       1,000  Connecticut State, GO, Series B, 5.50% due 11/01/2018                          1,108
                                       Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                       Finance Program):
              AAA     Aaa       1,000    AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                           1,052
              AAA     Aaa       1,515    Series A-1, 6% due 11/15/2028                                                1,615
              AAA     Aaa       1,200    Series C-1, 6.30% due 11/15/2017                                             1,275
                                       Connecticut State Health and Educational Facilities Authority
                                       Revenue Bonds:
              AAA     Aaa       1,000    (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (f)                    1,024
              AAA     Aaa       1,400    (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (f)           1,516
              AA      NR*       1,500    (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020                    1,621
              AA      NR*       1,000    (Westover School), Series A, 5.70% due 7/01/2030                             1,055
              AAA     Aaa       1,000    (Yale--New Haven Hospital Issue), Series G, 6.50% due 7/01/2012 (f)          1,024
              AAA     VMIG1++     200    (Yale University), VRDN, Series U, 1.35% due 7/01/2033 (a)                     200
                                       Connecticut State Health and Educational Facilities Authority,
                                       Revenue Refunding Bonds:
              AA      NR*       2,000    (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030          2,289
              AA      NR*         640    (Sacred Heart University), 6.625% due 7/01/2026                                697
              AAA     Aaa       1,000    (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (f)          1,054
                                       Connecticut State Higher Education, Supplemental Loan Authority
                                       Revenue Bonds (Family Education Loan Program), AMT, Series A:
              NR*     Aa3         445    6.40% due 11/15/2014                                                           465
              NR*     Aaa       1,250    5.50% due 11/15/2020                                                         1,316
              NR*     NR*       1,000  Connecticut State Regional Learning Educational Service Center
                                       Revenue Bonds (Office/Education Center Facility), 7.75% due 2/01/2015          1,040
              NR*     NR*       1,370  Eastern Connecticut, State Regional Educational Service Center
                                       Revenue Bonds, 6.50% due 5/15/2009                                             1,389
              AAA     Aaa       2,000  University of Connecticut, GO, Series A, 5.625% due 3/01/2020 (e)              2,203
              AA      Baa2        860  Waterbury, Connecticut, GO, 6% due 2/01/2017 (m)                                 938

Florida       NR*     NR*       2,200  Bonnet Creek Resort, Florida, Community Development District,
--5.1%                                 Special Assessment Revenue Bonds, 7.50% due 5/01/2034                          2,242
              NR*     NR*         980  Brooks of Bonita Springs II, Florida, Community Development District,
                                       Capital Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007                 996
              NR*     Aaa       2,725  Duval County, Florida, School Board, COP, 5.75% due 7/01/2017 (h)              3,072
              AAA     Aaa       6,330  Florida HFA, Revenue Bonds (Antigua Club Apartments), AMT,
                                       Series A-1, 7% due 2/01/2035 (c)                                               6,668
              NR*     NR*       2,500  Heritage Isles Community Development District, Florida, Special
                                       Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006                       2,503
              A+      Aa3       9,500  Jacksonville, Florida, Electric Authority, Water and Sewer Revenue
                                       Bonds, Series A, 6% due 10/01/2024                                            10,451
              NR*     NR*       1,435  Lakewood Ranch Community, Florida, Development District Number 5,
                                       Special Assessment Revenue Refunding Bonds, Series B, 6% due 5/01/2011         1,434
              AAA     NR*       7,000  Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X,
                                       10.10% due 10/01/2029 (g)(h)                                                   8,498
              AAA     Aaa       4,500  Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75%
                                       due 10/01/2022 (f)                                                             4,889
                                       Mediterra, Florida, South Community Development District, Capital
                                       Improvement Revenue Bonds:
              NR*     NR*       1,100    6.85% due 5/01/2031                                                          1,129
              NR*     NR*          45    Series B, 6.25% due 5/01/2004                                                   45
              AAA     NR*         970  Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT, Series A,
                                       8.375% due 3/01/2021 (b)(d)                                                      972
              AAA     Aaa       5,000  Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                       5.50% due 10/01/2020 (c)                                                       5,514
              NR*     NR*         890  Panther Trace, Florida, Community Development District, Special
                                       Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                          894
              NR*     NR*       1,000  Park Place Community Development District, Florida, Special
                                       Assessment Revenue Bonds, 6.75% due 5/01/2032                                  1,001
              NR*     NR*       1,615  Preserve at Wilderness Lake, Florida, Community Development District,
                                       Capital Improvement Revenue Bonds, Series B-1, 5.90% due 11/01/2006            1,614
              AAA     Aaa       2,000  Saint Lucie, Florida, West Services District, Utility Revenue
                                       Refunding Bonds, Senior Lien, 6% due 10/01/2022 (f)                            2,256
              NR*     NR*       3,505  Stoneybrook West, Florida, Community Development District, Special
                                       Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010                        3,558
              NR*     NR*       5,300  Vista Lakes Community, Florida, Development District, Capital
                                       Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                       5,341

Georgia       NR*     NR*       5,000  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
--1.2%                                 Project), 7.90% due 12/01/2024                                                 5,177
              AAA     Aaa       5,210  College Park, Georgia, Business and IDA, Revenue Bonds (Civic Center
                                       Project), 5.75% due 9/01/2026 (c)                                              5,723
              AAA     Aaa       3,450  Fulton County, Georgia, Development Authority Revenue Bonds (Morehouse
                                       College Project), 5.875% due 12/01/2030 (c)                                    3,804

Hawaii--0.1%  BBB     Baa1      1,410  Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds, Series A,
                                       6.30% due 7/01/2022                                                            1,404


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            Municipal Bonds                                                                               National Portfolio
            S&P       Moody's    Face
STATE       Ratings   Ratings   Amount  Issue                                                                       Value
Illinois      AAA     NR*     $10,620  Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199, 9.64%
--5.9%                                 due 12/01/2020 (c)(g)                                                     $   12,693
              AAA     Aaa       1,400  Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875% due
                                       1/01/2019 (e)                                                                  1,571
              BB-     B2        3,000  Chicago, Illinois, O'Hare International Airport, Special Facility
                                       Revenue Refunding Bonds (American Airlines Inc. Project), 8.20% due
                                       12/01/2024                                                                     1,307
              AAA     Aaa       2,265  Chicago, Illinois, Park District, GO, Refunding, Series B, 5.75% due
                                       1/01/2015 (e)                                                                  2,556
              AAA     Aaa       1,500  Chicago, Illinois, Park District, GO, Series A, 5.75% due 1/01/2016 (e)        1,685
              NR*     NR*       2,000  Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%
                                       due 12/01/2032                                                                 2,002
              AAA     Aaa       3,210  Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due 12/01/2028 (f)     3,615
              NR*     Aaa       7,000  Decatur, Illinois, GO, Refunding, 6% due 3/01/2025 (e)                         7,817
              BBB     A1       10,000  Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                       Biosolids Management LLC Project), AMT, 6% due 11/01/2023                     10,311
                                       Illinois State, GO, 1st Series (f):
              AAA     Aaa       8,890    5.75% due 12/01/2015                                                        10,157
              AAA     Aaa       3,745    5.75% due 12/01/2016                                                         4,265
              AAA     Aaa       4,000    5.75% due 12/01/2017                                                         4,555
              AAA     Aa2       3,000  Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                      3,415
              AAA     Aa1       2,000  Lake County, Illinois, Forest Preservation District, GO (Land
                                       Acquisition and Development), 5.75% due 12/15/2016                             2,286
              NR*     A1        4,400  Southwestern Illinois Development Authority, Sewer Facilities Revenue
                                       Bonds (Monsanto Company Project), AMT, 7.30% due 7/15/2015                     4,759

Indiana--1.0% NR*     NR*       2,595  Indiana State Educational Facilities Authority, Revenue Refunding
                                       Bonds (Saint Joseph's College Project), 7% due 10/01/2029                      2,739
              AA      NR*       9,100  Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                       Refunding Bonds, Series D, 6.75% due 2/01/2020                                 9,324

Iowa--0.8%    AAA     Aaa       1,000  Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)                  1,105
              NR*     NR*       7,000  Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                       Bonds (Care Initiatives Project), 9.25% due 7/01/2025                          8,301

Kansas--1.5%  AAA     Aaa      12,000  Wichita, Kansas, Hospital Revenue Refunding Bonds, RIB, Series III-A,
                                       11.328% due 10/01/2017 (f)(g)                                                 12,566
              BBB     A3        6,350  Wyandotte County, Kansas, Kansas City Unified Government Revenue
                                       Refunding Bonds (General Motors Corporation Project), 6% due 6/01/2025         6,478

Kentucky--1.3%                         Kenton County, Kentucky, Airport Board Special Facilities, Airport
                                       Revenue Bonds (Delta Airlines Project), AMT, Series A:
              BB      Ba3       1,500    7.50% due 2/01/2012                                                          1,323
              BB      Ba3       4,950    7.50% due 2/01/2020                                                          4,128
              BB      Ba3       3,635    7.125% due 2/01/2021                                                         2,946
              BBB     Baa2      8,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                       International Project), AMT, 7% due 6/01/2024                                  8,329

Louisiana     NR*     Baa2     34,000  Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
--3.9%                                 Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due
                                       8/15/2022                                                                     35,550
              BB-     NR*      13,000  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                       Company Project), 7.50% due 7/01/2013                                         13,221

Maine--0.8%   BBB-    Ba1       3,445  Maine Finance Authority, Solid Waste Recycling Facilities Revenue
                                       Bonds (Great Northern Paper Project--Bowater), AMT, 7.75% due 10/01/2022       3,448
              AA+     Aa1       6,045  Maine State Housing Authority, Mortgage Purpose Revenue Bonds,
                                       DRIVERS, AMT, Series 170, 10.11% due 11/15/2028 (g)                            6,616

Maryland      NR*     NR*         500  Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel
--1.3%                                 Mills Project), 7.10% due 7/01/2029                                              546
              NR*     VMIG1++     200  Baltimore County, Maryland, EDR, Refunding (Garrison Forest School
                                       Project), VRDN, 1.65% due 6/01/2026 (a)                                          200
              AA      Aa2         600  Carroll County, Maryland, GO (County Commissioners--Consolidated Public
                                       Improvement), 6.50% due 10/01/2004 (j)                                           662
              NR*     Aa2       1,000  Maryland State Community Development Administration, Department of
                                       Housing and Community Development, Housing Revenue Bonds, AMT,
                                       Series B, 6.15% due 1/01/2021                                                  1,072
              NR*     Aa2       1,185  Maryland State Community Development Administration, Department of
                                       Housing and Community Development, Residential Revenue Refunding Bonds,
                                       Series A, 5.60% due 3/01/2017 (b)                                              1,249
              NR*     Aaa       1,000  Maryland State Community Development Administration, Department of
                                       Housing and Community Development Revenue Bonds (Waters Landing
                                       II Apartments), AMT, Series A, 5.875% due 8/01/2033                            1,062
                                       Maryland State Community Development Administration, Department of
                                       Housing and Community Development Revenue Refunding Bonds, S/F Program:
              NR*     Aa2         500    4th Series, 6.45% due 4/01/2014                                                520
              NR*     Aa2         250    6th Series, 7.05% due 4/01/2017                                                258
              NR*     NR*         445  Maryland State Economic Development Corporation Revenue Bonds (Health
                                       and Mental Hygiene Program), Series A, 7.125% due 3/01/2006                      476
              A-      NR*       1,000  Maryland State Energy Financing Administration, Solid Waste Disposal
                                       Revenue Bonds, Limited Obligation (Wheelabrator Water Projects), AMT,
                                       6.45% due 12/01/2016                                                           1,073
              AAA     Aaa         625  Maryland State Health and Higher Educational Facilities Authority
                                       Revenue Bonds (University of Maryland Medical System), Series B, 7%
                                       due 7/01/2022 (e)                                                                798
                                       Maryland State Health and Higher Educational Facilities Authority,
                                       Revenue Refunding Bonds:
              AAA     Aaa       1,470    (Maryland General Hospital), 6.125% due 7/01/2019 (f)                        1,591
              NR*     NR*         900    (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (j)                     966
                                       Maryland Water Quality Financing Administration, Revolving Loan Fund
                                       Revenue Bonds, Series A:
              AA      Aa2         300    6.375% due 9/01/2010                                                           324
              AA      Aa2         500    6.55% due 9/01/2014                                                            507
              NR*     Aa2         400  Montgomery County, Maryland, Housing Opportunities Commission, S/F
                                       Mortgage Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013                  428
              NR*     Baa3      1,000  Montgomery County, Maryland, Revenue Authority, Golf Course System
                                       Revenue Bonds, Series A, 6.125% due 10/01/2006 (j)                             1,051
              NR*     A2        1,500  Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue
                                       Bonds (Montgomery County Resource Recovery Project), AMT, Series A,
                                       6.30% due 7/01/2016                                                            1,555
              AAA     NR*         500  Prince George's County, Maryland, Housing Authority, Mortgage Revenue
                                       Refunding Bonds (Parker Apartments Project), Series A, 7.25% due
                                       11/20/2016 (d)                                                                   511
              AA+     Aa3       1,000  University of Maryland, System Auxiliary Facility and Tuition
                                       Revenue Bonds, Series A, 5.75% due 10/01/2019                                  1,133

Massachusetts AA      Aa2       1,000  Massachusetts Bay Transportation Authority Revenue Bonds (General
--1.5%                                 Transportation System), Series A, 7% due 3/01/2021                             1,294
              AAA     Aaa         520  Massachusetts Education Loan Authority, Education Loan Revenue Bonds,
                                       AMT, Issue E, Series A, 7.375% due 1/01/2012 (c)                                 545
              AAA     Aaa         710  Massachusetts Educational Financing Authority, Education Loan Revenue
                                       Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (c)                           773
              AAA     Aaa       2,500  Massachusetts State, HFA, Housing Revenue Refunding Bonds, Series B,
                                       6.05% due 12/01/2009 (f)                                                       2,653
              AAA     Aaa       1,170  Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 48,
                                       6.35% due 6/01/2026 (f)                                                        1,230
              AA      Aa2       1,340  Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds, AMT,
                                       Series 40, 6.65% due 12/01/2027                                                1,403
              AAA     Aaa       2,575  Massachusetts State Health and Educational Facilities Authority
                                       Revenue Bonds (Medical Center of Central Massachusetts), CARS,
                                       Series B, 11.52% due 6/23/2022 (c)(g)                                          3,154


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            Municipal Bonds                                                                               National Portfolio
            S&P       Moody's    Face
STATE       Ratings   Ratings   Amount  Issue                                                                       Value
Massachusetts                          Massachusetts State Health and Educational Facilities Authority,
(concluded)                            Revenue Refunding Bonds:
              NR*     Ba2     $   350    (Bay Cove Human Services Issue), Series A, 5.85% due 4/01/2004           $     358
              AAA     Aaa          85    (Boston College), Series J, 6.625% due 7/01/2021 (e)                            86
              AAA     Aaa       1,900    (Massachusetts General Hospital), Series F, 6.25% due 7/01/2012 (c)          2,254
              NR*     Ca          758    (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (k)             61
              NR*     Ca        9,359    (New England Memorial Hospital), Series B, 6.25% due 7/01/2023 (k)             749
              AAA     Aaa         550    (Stonehill College), Series E, 6.60% due 7/01/2020 (f)                         563
                                       Massachusetts State Water Pollution Abatement Trust, Water Abatement
                                       Revenue Bonds, Series A:
              AA+     Aaa       1,550    6.375% due 2/01/2004 (j)                                                     1,667
              AA+     Aaa         130    6.375% due 2/01/2015                                                           139
              NR*     Aaa       1,600  Montachusett, Massachusetts, Regional Vocational Technical School
                                       District, GO, 5.95% due 1/15/2020 (f)                                          1,820
              AAA     Aaa          90  Southern Berkshire, Massachusetts, Regional School District, GO, 7%
                                       due 4/15/2011 (f)                                                                 92

Michigan      AAA     Aaa       1,075  Crawford Ausable, Michigan, School District, School Building and
--2.0%                                 Site, GO, 5.625% due 5/01/2016                                                 1,203
              BBB     Baa2      5,000  Delta County, Michigan, Economic Development Corporation,
                                       Environmental Improvement Revenue Refunding Bonds (Mead Westvaco--
                                       Escanaba), Series A, 6.25% due 4/15/2027                                       4,969
              AAA     Aaa       2,900  Detroit, Michigan, Water Supply System Revenue Refunding Bonds, INFLOS,
                                       11.26% due 7/01/2022 (e)(g)                                                    3,034
              BBB     Baa2        500  Dickinson County, Michigan, Economic Development Corporation,
                                       Environmental Improvement Revenue Refunding Bonds (International Paper
                                       Company Project), Series A, 5.75% due 6/01/2016                                  507
              AAA     Aaa       1,000  Eastern Michigan University Revenue Refunding Bonds, 6% due 6/01/2024 (c)      1,145
              AAA     Aaa       2,000  Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                       Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                                       Series A, 6.375% due 5/15/2017 (f)(j)                                          2,076
              AA+     NR*         175  Michigan State, HDA, Revenue Refunding Bonds, AMT, Series B, 6.20%
                                       due 6/01/2027 (b)                                                                183
                                       Michigan State Hospital Finance Authority Revenue Refunding Bonds,
                                       Series A:
              AA      Aa2       2,000    (Ascension Health Credit), 6.125% due 11/15/2026                             2,169
              AAA     Aaa       1,500    (Mercy Mount Clemens), 6% due 5/15/2014 (f)                                  1,679
                                       Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                       Bonds:
              AAA     Aaa       1,060    (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (f)                 1,200
              A-      A3        7,300    (Detroit Edison Pollution Control), Series C, 5.45% due 9/01/2029            7,385

Minnesota     A       A1        1,400  Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural
--1.4%                                 Rural Utilities), AMT, Series A, 6.95% due 12/01/2008                          1,436
              AAA     NR*       3,530  Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns
                                       Meadow), AMT, 6.85% due 8/01/2033 (b)                                          3,611
              NR*     Aa2       1,000  Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills
                                       Project), Series A, 6.15% due 8/20/2031 (d)                                    1,109
              AAA     NR*       1,500  Minneapolis and St. Paul, Minnesota, Metropolitan Airports Commission,
                                       Airport Revenue Bonds, DRIVERS, AMT, Series 203, 9.61% due 1/01/2012 (e)(g)    1,845
              A-      NR*         485  Minneapolis, Minnesota, Community Development Agency, M/F Housing
                                       Revenue Bonds (Riverside Homes Project), AMT, 6.20% due 9/01/2029                494
              A-      NR*         750  Minneapolis, Minnesota, Community Development Agency, Supported
                                       Development Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20%
                                       due 6/01/2017                                                                    794
              NR*     A3        1,500  Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina
                                       Health System), Series A, 5.70% due 11/15/2022                                 1,538
              AA+     Aa1         550  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                       6.70% due 7/01/2020                                                              569
              NR*     Aa2       1,110  Ramsey County, Minnesota, Housing and Redevelopment Authority, M/F
                                       Housing Revenue Bonds (Hanover Townhouses Project), AMT, 6% due 7/01/2031      1,147
              NR*     Aaa       1,000  Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                       Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2020 (h)            1,133
              AAA     Aaa       1,000  Saint Francis, Minnesota, Independent School District No. 015, GO,
                                       Series A, 6.35% due 2/01/2013 (h)                                              1,132
              BBB     Baa2        990  Sartell, Minnesota, IDR, Refunding (Champion International Corporation),
                                       6.95% due 7/01/2012                                                            1,012
              AA      NR*       1,500  Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview
                                       Medical Center Project), Series A, 6.125% due 1/01/2029 (m)                    1,633

Mississippi   NR*     Aaa       2,255  Mississippi Home Corporation, S/F Mortgage Revenue Bonds (Access
--0.2%                                 Program), AMT, Series A, 6.90% due 6/01/2024 (d)                               2,372

Missouri--0.5%                         Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                       Bonds (Gravois Bluffs):
              NR*     NR*       2,060    6.75% due 10/01/2015                                                         2,125
              NR*     NR*       4,000    7% due 10/01/2021                                                            4,213

Nevada--2.1%  AAA     Aaa       8,125  Clark County, Nevada, Airport Revenue Bonds, Sub-Lien, Series A, 6%
                                       due 7/01/2010 (f)(j)                                                           9,695
                                       Las Vegas, Nevada, Local Improvement Bonds, Special Assessment,
                                       Special Improvement District Number 808, Summerlin:
              NR*     NR*       1,775    5.875% due 6/01/2009                                                         1,833
              NR*     NR*       2,050    6.125% due 6/01/2012                                                         2,115
              NR*     NR*       2,285    6.25% due 6/01/2013                                                          2,358
                                       Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue Refunding
                                       Bonds, Series A:
              AA      NR*       3,110    6% due 1/15/2015                                                             3,435
              AA      NR*       6,315    6% due 1/15/2023                                                             6,868

New           CCC     B2          825  Camden County, New Jersey, Pollution Control Financing Authority,
Jersey--2.2%                           Solid Waste Resource Recovery Revenue Refunding Bonds, AMT, Series B,
                                       7.50% due 12/01/2009                                                             818
              NR*     NR*       3,300  New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                       Village Inc. Facility), Series A, 7.25% due 11/15/2031                         3,285
              B+      B3        5,025  New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                       Inc. Project), 6.40% due 9/15/2023                                             3,576
                                       New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                       Bonds (f)(g):
              NR*     Aaa      10,000    DRIVERS, Series 155, 9.722% due 1/01/2018                                   12,273
              NR*     Aaa       5,000    RIB, Series 315, 9.74% due 1/01/2018                                         6,137
              A       A1        1,730  Tobacco Settlement Financing Corporation, New Jersey, Asset-Backed
                                       Revenue Refunding Bonds, 6% due 6/01/2037                                      1,683

New           AAA     Aaa         300  Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds
Mexico--0.1%                           (Evangelical Lutheran Project), 6.45% due 12/01/2017 (h)                         307
              AAA     NR*         250  New Mexico Mortgage Finance Authority, Revenue Refunding Bonds,
                                       Mortgage-Backed Securities, Series F, 7% due 1/01/2026 (d)(l)                    285
              AAA     Aaa         250  Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6%
                                       due 2/01/2027 (h)                                                                299

New York      AAA     Aaa       9,500  Metropolitan Transportation Authority, New York, Commuter
--15.3%                                Facilities, Service Contract Revenue Refunding Bonds, Series 8,
                                       5.50% due 7/01/2013 (h)(j)                                                    11,017
              AAA     Aaa       3,000  Metropolitan Transportation Authority, New York, Service Contract
                                       Revenue Refunding Bonds, Series A, 5.50% due 7/01/2020 (f)                     3,278
              AAA     Aaa      10,000  Metropolitan Transportation Authority, New York, Transit Facilities
                                       Revenue Bonds, Series A, 5.625% due 7/01/2007 (f)(j)                          11,591
              NR*     NR*       3,230  New York City, New York, City IDA, Civic Facility Revenue Bonds
                                       (Special Needs Facilities Pooled Program), Series C-1, 6% due 7/01/2012        3,230
              BBB-    Ba2       4,050  New York City, New York, City IDA, Special Facility Revenue Bonds
                                       (British Airways PLC Project), AMT, 7.625% due 12/01/2032                      3,457


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            Municipal Bonds                                                                               National Portfolio
            S&P       Moody's    Face
STATE       Ratings   Ratings   Amount  Issue                                                                       Value
New York      NR*     Aaa     $10,000  New York City, New York, City Municipal Water Finance Authority,
(concluded)                            Water and Sewer System Revenue Bonds, RIB, Series 158, 9.727% due
                                       6/15/2026 (f)(g)                                                          $   12,353
              AAA     Aaa       3,000  New York City, New York, City Transit Authority, Triborough
                                       Metropolitan Transportation Authority, COP, 5.75% due 1/01/2020 (c)            3,329
                                       New York City, New York, City Transitional Finance Authority
                                       Revenue Bonds, Future Tax Secured (j):
              AA+     Aa2       8,000    Series A, 6% due 8/15/2009                                                   9,571
              AA+     Aa2      12,000    Series B, 6% due 5/15/2010                                                  14,367
              AA+     Aa2       8,000  New York City, New York, City Transitional Finance Authority Revenue
                                       Refunding Bonds, Future Tax Secured, Series C, 5.875% due 11/01/2017           9,153
                                       New York City, New York, GO, Refunding:
              AAA     Aaa       6,600    Series A, 6% due 5/15/2021 (n)                                               7,435
              AAA     Aaa      10,000    Series A, 6.25% due 5/15/2026 (n)                                           11,478
              AAA     Aaa       4,000    Series B, 8.25% due 6/01/2006 (n)                                            4,772
              AAA     Aaa       4,000    Series C, 5.875% due 2/01/2016 (e)                                           4,500
              AAA     Aaa      15,000    Series G, 5.75% due 2/01/2014 (f)                                           16,665
              AAA     Aaa       1,000    Series H, 6% due 8/01/2017 (n)                                               1,101
              AAA     Aaa      10,000  New York City, New York, GO, Series B, 5.875% due 8/01/2015 (f)               11,410
              AA+     Aa2      12,015  New York City, New York, Transitional Finance Authority Revenue Refunding
                                       Bonds, Series C, 5.875% due 11/01/2015                                        13,830
              BBB-    Baa3      3,110  New York State Dormitory Authority Revenue Bonds (Mount Sinai New York
                                       University Health Obligation), Series B, 6.25% due 7/01/2022                   3,170
                                       New York State Dormitory Authority, Revenue Refunding Bonds:
              AA-     A3       21,720    Series B, 5.25% due 11/15/2023                                              23,815
              AA-     A3        5,000    (State University Educational Facilities), Series A, 7.50% due
                                         5/15/2013                                                                    6,534
              AAA     Aaa       3,400  New York State Environmental Facilities Corporation, State Clean Water
                                       and Drinking, Revolving Funds Revenue Bonds (Pooled Loan Program),
                                       Series B, 5.875% due 1/15/2019                                                 3,845
              NR*     NR*          95  Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special
                                       Needs Facilities Pooled Program), Series D-1, 6% due 7/01/2012                    95
              NR*     NR*         705  Westchester County, New York, IDA, Civic Facilities Revenue Bonds
                                       (Special Needs Facilities Pooled Program), Series E-1, 6% due 7/01/2012          704

North         AAA     Aaa       1,195  Bladen County, North Carolina, GO, 5.60% due 5/01/2018 (h)                     1,345
Carolina      AAA     Aaa         920  Brunswick County, North Carolina, COP, 6% due 6/01/2016 (h)                    1,064
--2.2%        BBB+    A3          500  Chatham County, North Carolina, Industrial Facilities and Pollution
                                       Control Financing Authority Revenue
                                       Bonds (Carolina Power and Light Company), 6.30% due 6/15/2014                    512
              AAA     Aaa       1,000  Cumberland County, North Carolina, COP (Civic Center Project), Series A,
                                       6.40% due 12/01/2004 (c)(j)                                                    1,115
              NR*     Baa2      1,500  Haywood County, North Carolina, Industrial Facilities and Pollution
                                       Control Financing Authority Revenue Bonds (Champion International
                                       Corporation Project), AMT, 6.25% due 9/01/2025                                 1,525
              NR*     Aaa         750  Iredell County, North Carolina, Public Facilities, Corporate Installment
                                       Payment Revenue Bonds (School Projects), 6% due 6/01/2017 (c)                    869
              BBB     Baa2      2,000  Martin County, North Carolina, Industrial Facilities and Pollution
                                       Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                                       Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                                2,080
              AA-     Aa2         500  New Hanover County, North Carolina, Public Improvement, GO, 5.75%
                                       due 11/01/2015                                                                   584
                                       North Carolina Eastern Municipal Power Agency, Power System
                                       Revenue Bonds:
              AAA     Aaa       1,500    Series B, 5.875% due 1/01/2021 (f)                                           1,651
              BBB     Baa3      4,000    Series D, 6.75% due 1/01/2026                                                4,327
                                       North Carolina HFA, S/F Revenue Bonds:
              AA      Aa2         980    AMT, Series X, 6.70% due 9/01/2026                                           1,013
              AA      Aa2       1,130    Series W, 6.50% due 3/01/2018                                                1,167
              NR*     NR*       2,500  North Carolina Medical Care Commission, Health Care Facilities,
                                       First Mortgage Revenue Bonds (Presbyterian Homes Project), 6.875%
                                       due 10/01/2021                                                                 2,671
              NR*     NR*       1,625  North Carolina Medical Care Commission, Retirement Facilities,
                                       First Mortgage Revenue Bonds (Forest at Duke Project), 6.375%
                                       due 9/01/2032                                                                  1,636
                                       North Carolina Municipal Power Agency Number 1, Catawba Electric
                                       Revenue Refunding Bonds, Series B:
              BBB+    Baa1        500    6.375% due 1/01/2013                                                           554
              A       NR*       1,080    6.375% due 1/01/2013                                                         1,214
              NR*     A2        1,175  North Carolina State Educational Assistance Authority Revenue Bonds
                                       (Guaranteed Student Loan), AMT, Sub-Lien, Series C, 6.35% due 7/01/2016        1,240
                                       Piedmont, North Carolina, Triad Airport Authority, Airport Revenue
                                       Refunding Bonds, Series A (h):
              AAA     Aaa       1,000    6.375% due 7/01/2016                                                         1,185
              AAA     Aaa       1,000    6% due 7/01/2024                                                             1,142
              AAA     Aaa       1,000  Randolph County, North Carolina, COP, 5.75% due 6/01/2022 (h)                  1,088

Ohio--3.8%    AAA     Aaa       8,950  Butler County, Ohio, Transportation Improvement District, Series A,
                                       5.125% due 4/01/2017 (h)                                                       9,625
              NR*     NR*       1,000  Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds
                                       (Benjamin Rose Institute Project), 5.50% due 12/01/2028                          887
              AAA     Aaa       1,200  Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (f)      1,402
              NR*     NR*       2,000  Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125%
                                       due 12/01/2004 (j)                                                             2,183
              BBB     A3        2,000  Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp.
                                       Project), AMT, 6.75% due 7/01/2014                                             2,213
              AAA     Aaa       3,000  North Canton, Ohio, City School District GO, 6.70% due 12/01/2004 (c)(j)       3,362
                                       Ohio HFA, Mortgage Revenue Bonds, AMT (d):
              NR*     Aaa       1,160    Series A-1, 6.15% due 3/01/2029                                              1,225
              AAA     Aaa         445    Series B-2, 6.70% due 3/01/2025                                                463
              NR*     Aaa       8,615  Ohio HFA, Residential Mortgage Revenue Bonds, Series A-1, 6.35% due
                                       9/01/2031 (d)                                                                  9,180
              AAA     Aaa       8,000  Ohio State Air Quality Development Authority, Revenue Refunding
                                       Bonds (Dayton Power & Light Company), Series B, 6.40% due 8/15/2027 (f)        8,188
              AA      Aa2       1,000  Ohio State Higher Educational Facility, Commission Revenue Refunding
                                       Bonds (Case Western Reserve University), Series D, 6.25% due 7/01/2014         1,218
              AAA     Aaa       1,000  Ohio State Water Development Authority, Pollution Control Facilities
                                       Revenue Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due
                                       8/01/2023 (c)                                                                  1,084
              AAA     Aaa       3,005  Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds
                                       (Convention Center Project), 5.70% due 10/01/2015 (f)                          3,405
              NR*     Aa3       1,000  Toledo-Lucas County, Ohio, Port Authority Revenue Refunding Bonds
                                       (Cargill Inc. Project), 5.90% due 12/01/2015                                   1,032
              AAA     Aaa       2,000  Westerville, Ohio, Minerva Park and Blendon Township, Joint Hospital
                                       District, Revenue Refunding Bonds (Saint Ann's Hospital), Series B,
                                       7% due 9/15/2003 (c)(i)(j)                                                     2,049

Oregon--0.8%                           Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds
                                       (Pacific University)(r):
              AA      NR*         250    6% due 5/01/2015                                                               279
              AA      NR*         250    6.20% due 5/01/2020                                                            279
              AAA     Aaa       2,485  Jackson County, Oregon, Central Point School District Number 006, GO,
                                       5.75% due 6/15/2017 (e)                                                        2,812
                                       Oregon State Housing and Community Services Department, Mortgage
                                       Revenue Refunding Bonds (S/F Mortgage Program):
              NR*     Aa2         265    6.40% due 7/01/2018                                                            277
              NR*     Aa2         115    AMT, 6.20% due 7/01/2027                                                       121
              NR*     Aaa         500  Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy
                                       Station Apartments Project), AMT, 5.90% due 7/01/2023 (f)                        527
              NR*     Aaa         500  Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 9.60%
                                       due 8/01/2020 (e)(g)                                                             687
              NR*     Aaa       3,190  Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds
                                       (South Park Blocks), Series A, 5.75% due 6/15/2018 (c)                         3,590
              NR*     Aaa       1,000  Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding
                                       Bonds (Downtown Waterfront), Series A, 5.75% due 6/15/2018 (c)                 1,125


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            Municipal Bonds                                                                               National Portfolio
            S&P       Moody's    Face
STATE       Ratings   Ratings   Amount  Issue                                                                       Value
Pennsylvania  AAA     Aaa     $ 7,000  Allegheny County, Pennsylvania, Port Authority, Special Transportation
--1.4%                                 Revenue Bonds, 6.125% due 3/01/2009 (f)(j)                                $    8,335
              AAA     Aaa       2,220  Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                                       Bonds, 5.75% due 12/01/2017 (f)                                                2,498
              NR*     NR*       1,265  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                       Development, AMT, 7.75% due 12/01/2017                                         1,300
              A-      NR*       5,000  Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                       (Guthrie Health), Series A, 5.875% due 12/01/2031                              5,071

Rhode         NR*     NR*       4,685  Cranston, Rhode Island, GO, BAN, Refunding, 8.25% due 2/12/2003                4,699
Island--1.8%  AA+     Aa2       8,075  Rhode Island Housing and Mortgage Finance Corporation Revenue Bonds,
                                       DRIVERS, AMT, Series 156, 10.008% due 4/01/2029 (g)                            8,756
              AAA     Aaa       6,815  Rhode Island State Economic Development Corporation, Airport Revenue Bonds,
                                       Series B, 6% due 7/01/2028 (e)                                                 7,765
              AA      NR*       1,000  Rhode Island State Economic Development Corporation Revenue Bonds
                                       (Providence Place Mall), 6.125% due 7/01/2020 (m)                              1,118

South         BBB+    Baa2      5,400  Medical University, South Carolina, Hospital Authority, Hospital
Carolina--0.4%                         Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027             5,550

South         NR*     Aaa       3,750  Pierre, South Dakota, School District Number 32-2, GO, 5.75%
Dakota--0.3%                           due 8/01/2020 (h)                                                              4,137

Tennessee--2.3%                        Chattanooga, Tennessee, Industrial Development Board, Lease Rent
                                       Revenue Bonds (Southside Redevelopment Corporation) (c):
              AAA     Aaa       4,485    5.75% due 10/01/2017                                                         5,096
              AAA     Aaa       3,740    5.75% due 10/01/2018                                                         4,223
              BBB-    Ba1       4,950  McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                       Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                        4,809
              AA      Aa2       5,000  Metropolitan Government of Nashville and Davidson County, Tennessee,
                                       GO, 5.875% due 5/15/2026                                                       5,452
              NR*     NR*       2,000  Metropolitan Knoxville, Tennessee, Airport Authority, Special Purpose
                                       Revenue Bonds (Northwest Airlines Inc. Project), AMT, 8% due 4/01/2032         1,612
              NR*     Aaa       2,500  Robertson and Sumner Counties, Tennessee, White House Utility District,
                                       Water Revenue Bonds, 6% due 1/01/2010 (h)(j)                                   2,950
              BBB+    Baa1      3,800  Shelby County, Tennessee, Health, Educational and Housing Facility
                                       Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50%
                                       due 9/01/2026                                                                  3,991

Texas--8.8%                            Austin, Texas, Convention Center Revenue Bonds (Convention
                                       Enterprises Inc.), First Tier, Series A:
              BBB-    Baa3      4,300    6.60% due 1/01/2021                                                          4,392
              BBB-    Baa3      2,300    6.70% due 1/01/2028                                                          2,356
              AAA     Aaa       5,300  Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                       Venue), 6.20% due 11/15/2029 (e)                                               6,136
                                       Bexar County, Texas, Health Facilities Development Corporation
                                       Revenue Refunding Bonds (Army Retirement Residence Project):
              BBB-    NR*         600    6.125% due 7/01/2022                                                           602
              BBB-    NR*       1,750    6.30% due 7/01/2032                                                          1,757
              AAA     NR*       1,415  Cameron County, Texas, Housing Finance Corporation, S/F Mortgage
                                       Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (d)(l)                1,481
              AAA     NR*      10,125  Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                       DRIVERS, AMT, Series 201, 10.12% due 11/01/2024 (e)(g)                        12,282
              AA      NR*       1,260  Fort Bend County, Texas, Municipal Utility District Number 23, GO,
                                       6.625% due 9/01/2024                                                           1,446
              AA+     Aa1       1,400  Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due
                                       3/01/2021                                                                      1,518
              AA      Baa2      1,000  Gregg County, Texas, Health Facilities Development Corporation,
                                       Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                       6.875% due 10/01/2020 (r)                                                      1,167
              NR*     Ba2       1,465  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                       (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025                1,448
              NR*     Aa3       1,000  Harris County, Texas, Health Facilities Development Corporation,
                                       Revenue Refunding Bonds, RITR, Series 6, 9.195% due 12/01/2027 (g)(i)          1,291
              A-      Baa1      1,000  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                       Semiconductor), AMT, 6.95% due 4/01/2030                                       1,070
              AAA     Aaa       1,000  Pflugerville, Texas, Independent School District, GO, 5.75%
                                       due 8/15/2020                                                                  1,102
              BBB     Baa2      2,495  Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                       Series A, 6.45% due 11/01/2030                                                 2,546
              AA      NR*       1,000  Red River, Texas, Education Finance Revenue Bonds (Saint Mark's
                                       School--Texas Project), 6% due 8/15/2019                                       1,099
              NR*     Aaa         890  South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                       Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031                              1,016
                                       Southeast Texas, Housing Finance Corporation Revenue Bonds, AMT
                                       (d)(o):
              NR*     Aaa       1,100    Series A, 8% due 11/01/2025                                                  1,214
              NR*     Aaa         475    Series B, 8.50% due 11/01/2025                                                 509
              AA      Aa1         800  Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                       Series A, 7% due 12/01/2025                                                      835
              AA      NR*         805  Texas State, GO, Water Development Board, 7% due 8/01/2004 (j)                   877
                                       Texas State Public Finance Authority, Building Revenue Bonds
                                       (General Services Commission Project)(h):
              AAA     Aaa       2,100    Series A, 6% due 2/01/2020                                                   2,357
              AAA     Aaa       1,000    Series B, 6% due 8/01/2015                                                   1,157
              NR*     Baa3      1,750  Texas State Student Housing Corporation, Student Housing Revenue
                                       Bonds (Midwestern State University Project), 6.50% due 9/01/2034               1,675
              AAA     Aaa      48,000  Texas State Turnpike Authority, Central Texas Turnpike System
                                       Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038 (c)                  52,445
              AAA     Aaa       4,930  Upper Trinity Regional Water District, Texas, Water Revenue Bonds
                                       (Regional Treated Water Supply System), Series A, 6% due 8/01/2020 (e)         5,569

Utah--1.1%    NR*     NR*       2,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT,
                                       Series A, 7.55% due 7/01/2027 (k)                                                  0
              AAA     Aaa      12,000  Weber County, Utah, Municipal Building Authority, Lease Revenue Bonds,
                                       7.50% due 12/15/2004 (j)                                                      13,655

Virginia      BBB+    A3        2,425  Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power
--0.6%                                 Company), Series B, 5.875% due 6/01/2017                                       2,525
              BBB-    Baa3      4,900  Mecklenburg County, Virginia, IDA, Exempt Facility Revenue Refunding
                                       Bonds (UAE LP Project), 6.50% due 10/15/2017                                   4,910

Washington    AAA     Aaa       2,065  Kitsap County, Washington, GO, 5.875% due 7/01/2020 (c)                        2,291
--1.0%        AAA     Aaa       2,500  Port Seattle, Washington, Special Facilities Revenue Bonds, Series A,
                                       6% due 9/01/2029 (f)                                                           2,836
              AAA     Aaa       3,010  Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                       5.75% due 11/01/2022 (f)                                                       3,305
              NR*     NR*       2,500  Seattle, Washington, Housing Authority, Housing Revenue Bonds
                                       (Replacement Housing Project), 6.125% due 12/01/2032                           2,507
              AAA     Aaa       1,625  University of Washington, University Revenue Bonds (Student
                                       Facilities Fee), 5.875% due 6/01/2017 (h)                                      1,824

West          BBB     Baa2      7,500  Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia                               Bonds (TJ International Project), AMT, 7% due 7/15/2025                        7,826
--0.6%

Wisconsin     NR*     Aaa       2,050  Waterford, Wisconsin, Graded Joint School District Number 1,
--2.1%                                 GO, Refunding, 5.75% due 4/01/2018 (e)                                         2,300
              NR*     Aa2      14,760  Wisconsin Housing and EDA, Home Ownership Revenue Refunding Bonds,
                                       RITR, AMT, Series 18, 9.912% due 9/01/2028 (g)                                16,016
              AAA     Aaa       7,265  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)                   8,182

Wyoming--1.1% AAA     Aaa       8,400  Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company
                                       Project), Series A, 6.05% due 7/15/2026 (f)                                    9,568
              BB+     Ba3       4,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                       Corporation Project), AMT, Series A, 7% due 6/01/2024                          3,708

Guam--0.0%    AAA     NR*         115  Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A,
                                       5.75% due 9/01/2031 (o)                                                          123


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
            Municipal Bonds                                                                               National Portfolio
            S&P       Moody's    Face
           Ratings   Ratings   Amount  Issue                                                                       Value
Puerto        AAAr    Aaa     $ 3,500  Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
Rico--1.2%                             10.97% due 7/01/2016 (f)(g)                                               $    4,608
                                       Puerto Rico Commonwealth Highway and Transportation Authority,
                                       Transportation Revenue Bonds, Series B:
              AAA     Aaa       2,000    5.875% due 7/01/2021 (f)                                                     2,259
              A       Baa1      1,000    6% due 7/01/2026                                                             1,102
              AAA     Aaa         800  Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                                       Series T, 5.80% due 7/01/2004 (g)(h)(j)                                          940
              NR*     Aa2       2,000  Puerto Rico Industrial Tourist Educational, Medical and Environmental
                                       Control Facilities Revenue Bonds (Ascension Health), RIB, Series 377,
                                       10.45% due 11/15/2030 (g)                                                      2,411
                                       Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                       Revenue Bonds, Series E:
              BBB+    Baa3      2,750    5.70% due 8/01/2025                                                          2,937
              BBB+    Baa3      1,000    5.75% due 8/01/2030                                                          1,081

Virgin        BBB-    Baa3      8,000  Virgin Islands Government Refinery Facilities Revenue Bonds
Islands--0.7%                          (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                              8,070

                                       Total Municipal Bonds (Cost--$1,127,892)--95.8%                            1,195,085



                              Shares
                               Held                   Common Stock
                                  107  Horizon Natural Resources Company (k)(p)                                           1
                               38,223  Merrill Lynch Institutional Tax-Exempt Fund**                                 38,223

                                       Total Common Stock (Cost--$39,406)--3.1%                                      38,224

              Total Investments (Cost--$1,167,298)--98.9%                                                         1,233,309

              Other Assets Less Liabilities--1.1%                                                                    13,852
                                                                                                                 ----------
              Net Assets--100.0%                                                                                 $1,247,161
                                                                                                                 ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2002.
(b)FHA Insured.
(c)AMBAC Insured.
(d)GNMA Collateralized.
(e)FGIC Insured.
(f)MBIA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2002.
(h)FSA Insured.
(i)Escrowed to maturity.
(j)Prerefunded.
(k)Non-income producing security.
(l)FNMA Collateralized.
(m)Radian Assurance.
(n)XLCA Insurance.
(o)FHLMC Collateralized.
(p)Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.
(q)Connie Lee Insured.
(r)Radian Insured.
*Not Rated.
**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                (in Thousands)

                          Net Share       Net       Dividend
Affiliate                  Activity       Cost        Income

Merrill Lynch Institutional
Tax-Exempt Fund             38,223      $38,223      $13,151

++Highest short-term rating issued by Moody's Investors Service, Inc.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
            Municipal Bonds                                                                       Limited Maturity Portfolio
            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount   Issue                                                                        Value
Alabama--1.7% AA      Aa3     $ 7,675  Alabama State Public School and College Authority, Capital Improvement
                                       Revenue Bonds, Series D, 5% due 8/01/2003                                 $    7,848
              AAA     Aaa       2,400  Birmingham, Alabama, GO, Refunding and Improvement, Series B, 4% due
                                       12/01/2004 (c)                                                                 2,520

Alaska--0.0%  A1+     VMIG1++     300  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline
                                       Company Project), VRDN, Series A, 1.55% due 12/01/2033 (b)                       300

Arizona--4.4% AA      Aa2       2,345  Arizona, Agriculture Improvement and Power District, Electric System
                                       Revenue Refunding Bonds (Salt River Project), Series B, 7% due 1/01/2005       2,602
                                       Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                       Refunding (Arizona Public Service Company):
              BBB     Baa1     10,000    Series D, 3.75% due 4/08/2003                                               10,035
              BBB     Baa1      4,000    Series E, 3.75% due 4/08/2003                                                4,014
              AAA     NR*       4,720  Phoenix, Arizona, Civic Improvement Corporation, Wastewater System,
                                       Lease Revenue Bonds, 6.125% due 7/01/2003 (a)                                  4,930
              AAA     Aaa       4,285  Pima County, Arizona, Unified School District Number 6, Marana, GO,
                                       Series A, 5.75% due 7/01/2003 (a)(f)                                           4,425

California    A1+     NR*       7,300  California Pollution Control Financing Authority, PCR, Refunding
--6.2%                                 (Pacific Gas and Electric), VRDN, AMT, Series B, 1.65% due 11/01/2026 (b)      7,300
              SP2     MIG1++   10,000  California State, RAN, 1.42% due 6/20/2003 (b)                                 9,965
              A1      VMIG2    10,000  California Statewide Communities Development Authority Revenue Bonds
                                       (Kaiser Permanente), VRDN, Series C, 3.70% due 5/31/2005 (b)                  10,308
              A       A2        4,000  Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.),
                                       AMT, Series A, 6.75% due 3/01/2004                                             4,066
              AAA     Aaa       5,000  Long Beach, California, Harbor Revenue Bonds, AMT, Series A, 4% due
                                       5/14/2004 (b)(d)                                                               5,174

Colorado      AAA     Aaa       3,175  Denver, Colorado, City and County Airport Revenue Refunding Bonds,
--0.6%                                 AMT, Series A, 5.50% due 11/15/2004 (c)                                        3,394

Connecticut   AA      Aa2       2,700  Connecticut State, GO, Refunding, Series C, 4% due 12/15/2005                  2,880
--1.2%        A+      A2        4,000  Connecticut State Resource Recovery Authority, Resource Recovery Revenue
                                       Refunding Bonds (Bridgeport Resco Company LP Project), 5% due 1/01/2003        4,000

Delaware      AAA     Aaa       4,125  Delaware State, GO, Series A, 5% due 1/01/2006                                 4,516
--0.8%

District of   AAA     Aaa       3,350  District of Columbia, GO, Refunding, Series B-1, 5.40% due 6/01/2006 (c)       3,725
Columbia--    A1+     VMIG1++   3,500  District of Columbia, Multi-Modal Revenue Bonds (Medlantic), VRDN,
1.2%                                   Series B, 1.65% due 8/15/2038 (b)(e)                                           3,500

Florida--4.7% AA+     Aa1       3,000  Broward County, Florida, GO, Refunding, 4.625% due 1/01/2005                   3,121
              AAA     Aaa         500  Charlotte County, Florida, Utility Revenue Bonds, 6.75% due
                                       10/01/2003 (a)(f)                                                                531
              AAA     Aaa       6,555  Dade County, Florida, Aviation Revenue Bonds, AMT, Series W, 5.90%
                                       due 10/01/2005 (c)                                                             6,712
              AAA     Aaa       1,000  Dade County, Florida, GO, Series I, 6.90% due 7/01/2003 (c)                    1,028
              AA+     Aa2       1,000  Florida State Board of Education, Capital Outlay, GO (Public
                                       Education), Series B, 5.625% due 6/01/2005                                     1,095
              AAA     Aaa       2,500  Florida State Board of Education, Lottery Revenue Bonds, Series B,
                                       5.25% due 7/01/2005 (f)                                                        2,722


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            Municipal Bonds                                                                       Limited Maturity Portfolio
            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount   Issue                                                                        Value
Florida       AAA     Aaa     $   400  Hillsborough County, Florida, Aviation Authority, Revenue Refunding
(concluded)                            Bonds (Tampa International Airport), AMT, Series A, 5% due
                                       10/01/2005 (c)                                                             $     431
                                       Jacksonville, Florida, Electric Authority, Electric System Revenue
                                       Bonds, VRDN (b):
              A1+     VMIG1++     900    Sub-Series A, 1.45% due 10/01/2010                                             900
              A1+     VMIG1++     300    Sub-Series F, 1.45% due 10/01/2030                                             300
              AAA     Aaa       9,685  Orlando, Florida, Greater Orlando Aviation Authority, Airport
                                       Facilities Revenue Refunding Bonds, Series C, 5% due 10/01/2004 (d)           10,295
              AAA     Aaa         300  Port Orange, Florida, Water and Sewer Revenue Refunding Bonds, 5% due
                                       10/01/2003 (c)                                                                   309
              AAA     Aaa         500  Tallahassee, Florida, Energy System Revenue Bonds, Series B, 4% due
                                       10/01/2004 (e)                                                                   523

Georgia       AA-     Aa2       3,500  Cherokee County, Georgia, GO, 4.25% due 8/01/2003                              3,564
--4.9%        A2      VMIG1++  10,000  Clayton County, Georgia, Development Authority, Special Facilities
                                       Revenue Bonds (Delta Airlines), VRDN, AMT, Series C, 3.30% due
                                       5/01/2035 (b)                                                                 10,000
              NR*     Aa2       5,000  Coweta County, Georgia, School District, GO, Sales Tax, 4.50% due
                                       8/01/2005                                                                      5,363
              A+      Aa3       2,050  Dalton, Georgia, Building Authority Revenue Bonds, 5% due 7/01/2004            2,162
              AAA     Aaa       2,550  Georgia State, GO, Refunding, Series A, 6.25% due 3/01/2006                    2,895
                                       Gwinnett County, Georgia, School District, GO, Refunding:
              AA+     Aaa       4,000    4% due 2/01/2005                                                             4,208
              AA+     Aaa       1,000    4.50% due 2/01/2006                                                          1,080

Hawaii--0.6%  AAA     Aaa       3,585  Hawaii State, GO, Series CT, 5.25% due 9/01/2003 (e)(g)                        3,682

Illinois--3.8%                         Chicago, Illinois, Public Building Commission, Building Revenue Bonds,
                                       Series C (f):
              AAA     Aaa       5,000    5.125% due 2/01/2003                                                         5,016
              AAA     Aaa       5,000    5.125% due 2/01/2004                                                         5,209
              AAA     NR*       5,000  Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds, 6.75%
                                       due 1/01/2004 (a)                                                              5,375
                                       Illinois Health Facilities Authority Revenue Refunding Bonds VRDN (b):
              A1+     VMIG1++   3,100    (Northwestern Memorial Hospital), Series A, 1.65% due 8/15/2009              3,100
              A1      VMIG1++     515    (University of Chicago Hospitals), 1.65% due 8/01/2026 (d)                     515
              AAA     Aaa       3,000  Illinois Regional Transportation Authority Revenue Bonds, Series A,
                                       6.25% due 6/01/2004 (a)(c)                                                     3,268

Indiana--1.9% AAA     Aaa      10,040  Indiana Transportation Finance Authority, Airport Facilities, Lease
                                       Revenue Refunding Bonds, Series A, 6% due 11/01/2006 (c)                      11,481

Kentucky      NR*     MIG1++    5,500  Newport, Kentucky, GO, BAN, 2.41% due 12/01/2004                               5,519
--0.9%

Maryland      AAA     Aaa       4,050  Washington Suburban Sanitation District, Maryland, Water Supply, GO,
--0.7%                                 Refunding, 4.125% due 6/01/2004                                                4,217

Massachusetts AA      MIG1++   10,000  Massachusetts State HFA, Housing Revenue Refunding Bonds (S/F Housing),
--1.7%                                 AMT, Series I, 3.25% due 6/01/2004                                            10,254

Michigan      AA+     Aa1       3,000  Michigan State Building Authority, Revenue Refunding Bonds (Facilities
--0.5%                                 Program), Series III, 5% due 10/15/2004                                        3,194

Minnesota     AAA     Aaa       2,025  Metropolitan Council, Minnesota, Minneapolis-Saint Paul Metropolitan
--0.3%                                 Area Transit, GO, Series A, 5% due 2/01/2003                                   2,032

Missouri      NR*     Aaa       4,000  Kansas City, Missouri, School District, Building Revenue Refunding Bonds,
--1.5%                                 Series A, 5% due 2/01/2006 (f)                                                 4,378
              A1+     VMIG1++   3,525  Missouri Development Finance Board, Cultural Facilities Revenue Bonds
                                       (Nelson Gallery Foundation), VRDN, Series B, 1.65% due 12/01/2031 (b)(d)       3,525
              AA+     NR*       1,175  Saint Louis County, Missouri, Rockwood School District Number R-6, GO,
                                       Refunding, 3.50% due 2/01/2004                                                 1,205

Nebraska--1.5%                         Nebraska Public Power District Revenue Refunding Bonds:
              AAA     Aaa       2,000    (Power Supply System), Series C, 4.50% due 1/01/2004 (g)                     2,066
              AAA     Aaa       6,750    Series A, 5.25% due 1/01/2004 (d)                                            7,022

New           NR*     A3        8,000  New Hampshire State Business Finance Authority, PCR, Refunding
Hampshire--                            (United Illuminating Company), AMT, Series A, 3.75% due
1.4%                                   2/01/2004                                                                      8,058

New           AA      Aa2       4,900  New Jersey State, GO, Refunding, Series D, 5.40% due
Jersey--0.9%                           2/15/2003                                                                      4,926
              A1+     VMIG1++     600  Port Authority of New York and New Jersey, Special Obligation Revenue
                                       Refunding Bonds (Versatile Structure Obligation), VRDN, Series 5, 1.60%
                                       due 8/01/2024(b)                                                                 600

New           AA      Aa3       2,000  Albuquerque, New Mexico, Joint Water and Sewer System Revenue
Mexico--0.9%                           Refunding Bonds, Series A, 4.40% due 7/01/2003                                 2,032
              AA+     Aa1       3,100  New Mexico State, GO, Refunding, Series A, 5% due 9/01/2003                    3,179

New           NR*     NR*      13,000  Little Falls, New York, City School District, GO, BAN, 2.50% due
York--7.2%                             8/28/2003                                                                     13,071
              A1+     Aa2       5,800  New York City, New York, City Transitional Finance Authority Revenue
                                       Bonds, VRDN, Sub-Series 2D, 1.55% due 11/01/2022 (b)                           5,800
                                       New York City, New York, GO, Refunding:
              A       A2        3,000    Series C, 5% due 8/01/2006                                                   3,216
              A       A2        7,000    Series G, 5% due 8/01/2005                                                   7,447
              BBB     NR*       4,500  New York State Environmental Facilities Corporation, Solid Waste Disposal
                                       Revenue Bonds (Waste Management Project), AMT, Series A, 4% due
                                       5/01/2004 (b)                                                                  4,510
              NR*     MIG2      8,500  Roosevelt, New York, Union Free School District, GO, RAN, 2.50% due
                                       6/26/2003                                                                      8,541

North                                  North Carolina State, Public School Building, GO:
Carolina      AAA     Aa1       4,500    4.60% due 4/01/2004                                                          4,693
--1.7%        AAA     Aa1       5,000    4.60% due 4/01/2006                                                          5,443

Ohio--5.8%    AAA     Aaa       1,580  Cincinnati, Ohio, City School District, GO, TAN, 5.50% due 12/01/2003 (c)      1,634
              NR*     Aaa         740  Mason, Ohio, COP (Municipal Facilities Project), 3.50% due 12/01/2004 (d)        770
              AAA     Aaa       5,000  Ohio State Building Authority, Adult Correctional Facilities Revenue
                                       Bonds, 6% due 10/01/2004 (a)(d)                                                5,502
                                       Ohio State, Highway Capital Improvement, GO:
              AAA     Aa1       5,375    Series C, 4.75% due 5/01/2005                                                5,772
              AAA     Aa1       4,850    Series F, 5% due 5/01/2005                                                   5,236
              BBB-    Baa2      2,000  Ohio State Water Development Authority, Pollution Control Facilities
                                       Revenue Refunding Bonds (Ohio Edison Company), AMT, Series B, 4.40%
                                       due 12/01/2003 (b)                                                             2,034
              NR*     Aa3      13,000  Rickenbacker, Ohio, Port Authority, Capital Funding Revenue Bonds
                                       (Oasbo Expanded Asset Pooled), Series A, 3.90% due 5/01/2004                  13,414

Oklahoma      NR*     Aaa       1,815  Midwest City, Oklahoma, Municipal Authority, Capital Improvement Revenue
--2.9%                                 Bonds, 4.55% due 6/01/2005 (e)                                                 1,942
                                       Oklahoma City, Oklahoma, Airport Trust Revenue Refunding Bonds, Junior
                                       Lien, AMT, 28th Series (d):
              AAA     Aaa       1,000    4% due 7/01/2004                                                             1,034
              AAA     Aaa       3,040    4% due 7/01/2005                                                             3,181
              A2      VMIG2     2,500  Oklahoma Development Finance Authority Revenue Bonds (Conoco Project),
                                       VRDN, AMT, Series B, 2.05% due 8/01/2037 (b)                                   2,500
              A1+     VMIG1++   8,500  Oklahoma State Industries Authority, Revenue Refunding Bonds (Integris
                                       Baptist), VRDN, Series B, 1.65% due 8/15/2029 (b)(d)                           8,500


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
            Municipal Bonds                                                                       Limited Maturity Portfolio
            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount   Issue                                                                        Value
Oregon--3.1%  NR*     Aa2     $10,770  Portland, Oregon, Limited Tax, GO, Refunding, Series B, 3% due
                                       12/15/2004                                                                $   11,110
              AA+     Aa1       4,815  Tri-County, Oregon, Metropolitan Transportation District, GO,
                                       Refunding (Light Rail Extension), Series A, 4% due 7/01/2003                   4,885
              AA+     Aa3       2,385  Tri-County, Oregon, Metropolitan Transportation District Revenue
                                       Bonds, Series A, 5.25% due 8/01/2005                                           2,604

Puerto                                 Puerto Rico Commonwealth, GO, Refunding:
Rico--0.2%    A-      Baa1         50    5.30% due 7/01/2004 (c)(g)                                                      53
              A-      Baa1        850    5.30% due 7/01/2004                                                            898

Rhode         AA+     Aa2       2,500  Rhode Island Housing and Mortgage Finance Corporation, Homeowner
Island--0.4%                           Opportunity Revenue Bonds, AMT, Series 41-C, 3.375% due 11/01/2005             2,584

South         AAA     Aaa         500  South Carolina State Highway, GO, Series B, 5.25% due
Carolina                               4/01/2005                                                                        542
--0.1%

Tennessee     NR*     VMIG1++   2,900  Clarksville, Tennessee, Public Building Authority Revenue Bonds,
--4.2%                                 Pooled Financing (Tennessee Municipal Bond Fund), VRDN, 1.65%
                                       due 7/01/2031 (b)                                                              2,900
              NR*     Aaa       3,815  Hamilton County, Tennessee, GO, Refunding, 4% due 10/01/2005 (f)               4,053
                                       Nashville, Tennessee, Metropolitan Nashville Airport Authority,
                                       Airport Revenue Refunding and Improvement Bonds, Series A (f):
              AAA     Aaa       5,070    6.625% due 7/01/2005                                                         5,675
              AAA     Aaa       5,410    6.625% due 7/01/2006                                                         6,238
              AA      Aa2       5,605  Tennessee State, GO, Refunding, Series B, 5.50% due 5/01/2004                  5,920

Texas--14.0%                           Bell County, Texas, Health Facilities Development Corporation,
                                       Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN (b)(d):
              A1+     VMIG1++   5,450    Series 2001-1, 1.65% due 8/15/2031                                           5,450
              A1+     VMIG1++     750    Series 2001-2, 1.65% due 8/15/2031                                             750
              BBB     Baa2     15,000  Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                       Electric Company Project), AMT, Series D, 4.25% due 11/01/2003                14,783
              AA+     Aa1       2,000  Fort Worth, Texas, GO, Refunding, Series A, 4% due 3/01/2004                   2,065
              AA      Aa2       6,075  Fort Worth, Texas, Water and Sewer Revenue Refunding and Improvement
                                       Bonds, 5.50% due 2/15/2004                                                     6,366
              A1+     NR*         200  Harris County, Texas, Health Facilities Development Corporation,
                                       Revenue Refunding Bonds (Methodist Hospital), VRDN, 1.65% due
                                       12/01/2032 (b)                                                                   200
              AAA     Aaa       3,870  Harris County, Texas, Toll Road Revenue Bonds, Senior Lien, Series A,
                                       6.25% due 8/15/2004 (a)(d)                                                     4,253
              AAA     Aaa       3,590  Houston, Texas, Hotel Occupancy Tax and Special Revenue Refunding
                                       Bonds (Convention and Entertainment), Series A, 5% due 9/01/2006 (c)           3,971
              A1+     VMIG1++  16,000  Northside, Texas, Independent School District, GO, Series A, 2.25%
                                       due 8/01/2004                                                                 16,007
              BBB     Baa2      2,580  Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company
                                       Project), Series C, 4% due 11/01/2003                                          2,543
              AA      Aa1       5,750  Texas State, Texas Public Finance Authority, GO, Refunding, Series B,
                                       6% due 10/01/2004 (c)                                                          6,211
              AAA     Aaa       5,000  Texas State Turnpike Authority, Dallas North Thruway Revenue Refunding
                                       Bonds, 4.80% due 1/01/2006                                                     5,262
                                       Trinity River Authority, Texas, Regional Wastewater System Revenue
                                       Refunding Bonds (d):
              AAA     Aaa       1,845    5% due 8/01/2003                                                             1,857
              AAA     Aaa       3,000    5% due 8/01/2004                                                             3,154
              A1      VMIG1++  10,000  Weatherford, Texas, Independent School District, GO, Series A, 2.50%
                                       due 8/01/2005                                                                 10,104

Utah--1.5%    A1+     VMIG1++   3,000  Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN, 1.65%
                                       due 11/01/2024 (b)(c)                                                          3,000
              A+      A1        2,725  Intermountain Power Agency, Utah, Power Supply, Revenue Refunding Bonds,
                                       Series C, 4.80% due 7/01/2003                                                  2,771
              AAA     Aaa       3,200  Utah State, GO, Refunding, Series A, 5% due 7/01/2004                          3,376

Virginia      BBB     NR*       7,000  Amelia County, Virginia, IDA, Solid Waste Disposal, Revenue Refunding
--2.3%                                 Bonds (Waste Management Project), AMT, 4.90% due 4/01/2005                     7,137
              BBB+    A3        2,400  Louisa, Virginia, IDA, Solid Waste and Sewer Disposal Revenue Bonds
                                       (Virginia Electric and Power Company Project), AMT, Series A, 3.15%
                                       due 4/01/2003                                                                  2,408
              AA+     Aa1       3,900  Virginia State Public School Authority, School Financing, GO, Series B,
                                       4% due 8/01/2005                                                               4,136

Washington    AA+     Aa1       3,345  King County, Washington, GO, Refunding, 5% due 12/01/2005                      3,656
--5.8%        AAA     Aaa       2,180  Seattle, Washington, GO, Refunding, Series A, 5.25% due 3/01/2005              2,352
              AAA     Aaa       4,200  Snohomish County, Washington, Everett School District Number 002, GO,
                                       Refunding, 6.20% due 12/01/2003 (a)(d)                                         4,475
              AAA     Aaa       1,650  Snohomish County, Washington, Public Utility District Number 001, Electric
                                       Revenue Refunding Bonds, 5% due 12/01/2003 (e)                                 1,707
              AA+     Aa1       7,195  Washington State, GO, Series B and AT-7, 6.10% due 6/01/2006                   8,175
                                       Washington State Public Power Supply System, Revenue Refunding Bonds,
                                       Series A:
              AAA     Aaa       5,000    (Nuclear Project Number 1), 6% due 7/01/2005 (c)                             5,527
              AA-     Aa1       4,000    (Nuclear Project Number 2), 5% due 7/01/2003                                 4,075
              AA-     Aa1       2,275    (Nuclear Project Number 3), 5% due 7/01/2003                                 2,317
              AAA     Aaa       2,000  Washington State, Various Purpose, GO, Refunding, Series R-03-A, 3.50%
                                       due 1/01/2006 (d)                                                              2,096

Wisconsin     NR*     MIG1++    7,105  Menomonee Falls, Wisconsin, BAN, Refunding, 3.20% due
--2.2%                                 6/01/2004                                                                      7,219
              AA-     Aa3       5,605  Wisconsin State, GO, Series A, 5.50% due 5/01/2004                             5,920

                                       Total Municipal Bonds (Cost--$549,332)--93.7%                                557,619



                            Shares
                             Held                 Common Stock
                               28,414  Merrill Lynch Institutional Tax-Exempt Fund (h)                               28,414
                                       Total Common Stock (Cost--$28,414)--4.8%                                      28,414

              Total Investments (Cost--$577,746)--98.5%                                                             586,033

              Other Assets Less Liabilitiess--1.5%                                                                    8,753
                                                                                                                 ----------
              Net Assets--100.0%                                                                                 $  594,786
                                                                                                                 ==========

(a)Prerefunded.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2002.
(c)AMBAC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FGIC Insured.
(g)Escrowed to maturity.
(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                   (in Thousands)

                   Net Share      Net   Dividend
Affiliate           Activity      Cost    Income

Merrill Lynch Institutional
Tax-Exempt Fund      28,414     $28,414     $131

*Not Rated.
++Highest short-term rating issued by Moody's Investors Service, Inc.

See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                                Limited
                                                                          Insured            National           Maturity
                    As of December 31, 2002                              Portfolio          Portfolio          Portfolio
Assets:             Investments, at value*                              $1,252,679,598     $1,233,308,984   $   586,032,837
                    Cash                                                       111,250             56,206           249,577
                    Receivables:
                      Interest                                              20,634,221         20,948,210         6,438,071
                      Securities sold                                        3,594,462          3,648,493         4,565,250
                      Capital shares sold                                      713,363            766,227         6,009,703
                      Dividends                                                    903              1,456             1,082
                    Prepaid registration fees and other assets                 795,651             88,779           140,270
                                                                        --------------     --------------    --------------
                    Total assets                                         1,278,529,448      1,258,818,355       603,436,790
                                                                        --------------     --------------    --------------

Liabilities:        Payables:
                      Securities purchased                                          --          6,041,792         7,026,422
                      Dividends to shareholders                              3,618,561          3,242,843           468,164
                      Capital shares redeemed                                  550,430          1,514,838           924,837
                      Distributor                                              180,737            312,075            65,779
                      Investment adviser                                       385,992            494,451           165,628
                    Accrued expenses and other liabilities                     100,045             51,319                --
                                                                        --------------     --------------    --------------
                    Total liabilities                                        4,835,765         11,657,318         8,650,830
                                                                        --------------     --------------    --------------

Net Assets:         Net assets                                          $1,273,693,683     $1,247,161,037    $  594,785,960
                                                                        ==============     ==============    ==============

Net Assets          Class A Common Stock, $.10 par value++              $   10,911,976     $    6,132,881    $    2,226,013
Consist of:         Class B Common Stock, $.10 par value++++                 2,145,339          3,444,200           937,821
                    Class C Common Stock, $.10 par value++++++                 697,050            678,217           724,746
                    Class D Common Stock, $.10 par value++++++++             2,180,927          1,704,447         1,954,381
                    Paid-in capital in excess of par                     1,189,150,859      1,217,266,926       582,531,711
                                                                        --------------     --------------    --------------
                    Undistributed investment income--net                     1,113,690            704,699           429,226
                    Accumulated realized capital losses on
                    investments--net                                      (30,901,523)       (48,781,692)       (2,304,628)
                    Unrealized appreciation on investments--net             98,395,365         66,011,359         8,286,690
                                                                        --------------     --------------    --------------
                    Total accumulated earnings--net                         68,607,532         17,934,366         6,411,288
                                                                        --------------     --------------    --------------
                    Net assets                                          $1,273,693,683     $1,247,161,037    $  594,785,960
                                                                        ==============     ==============    ==============

Net Asset           Class A:
Value:                Net assets                                        $  872,327,473     $  639,558,395    $  226,645,536
                                                                        ==============     ==============    ==============
                      Shares outstanding                                   109,119,760         61,328,814        22,260,134
                                                                        ==============     ==============    ==============
                      Net asset value and redemption price per
                      share                                             $         7.99     $        10.43    $        10.18
                                                                        ==============     ==============    ==============
                    Class B:
                      Net assets                                        $  171,380,910     $  359,042,771    $   95,497,604
                                                                        ==============     ==============    ==============
                      Shares outstanding                                    21,453,392         34,442,004         9,378,212
                                                                        ==============     ==============    ==============
                      Net asset value and redemption price per share    $         7.99     $        10.42    $        10.18
                                                                        ==============     ==============    ==============
                    Class C:
                      Net assets                                        $   55,697,641     $   70,738,764    $   73,482,535
                                                                        ==============     ==============    ==============
                      Shares outstanding                                     6,970,496          6,782,170         7,247,463
                                                                        ==============     ==============    ==============
                      Net asset value and redemption price
                      per share                                         $         7.99     $        10.43    $        10.14
                                                                        ==============     ==============    ==============

                    Class D:
                      Net assets                                        $  174,287,659     $  177,821,107    $  199,160,285
                                                                        ==============     ==============    ==============
                      Shares outstanding                                    21,809,273         17,044,473        19,543,811
                                                                        ==============     ==============    ==============
                      Net asset value and redemption price per share    $         7.99     $        10.43    $        10.19
                                                                        ==============     ==============    ==============
                    *Identified cost                                    $1,154,284,233     $1,167,297,625    $  577,746,147
                                                                        ==============     ==============    ==============
                    ++Authorized shares--Class A                           500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                    ++++Authorized shares--Class B                         375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                    ++++++Authorized shares--Class C                       375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                    ++++++++Authorized shares--Class D                     500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============

                    See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                                                Limited
                                                                          Insured            National           Maturity
                    For the Six Months Ended December 31, 2002           Portfolio          Portfolio          Portfolio
Investment          Interest                                            $   36,284,597     $   37,132,741    $    8,066,343
Income:             Dividends                                                   54,442            150,542           130,935
                                                                        --------------     --------------    --------------
                    Total investment income                                 36,339,039         37,283,283         8,197,278
                                                                        --------------     --------------    --------------

Expenses:           Investment advisory fees                                 2,346,585          3,004,140           885,846
                    Account maintenance and distribution fees--Class B         669,905          1,375,825           161,104
                    Account maintenance fees--Class D                          213,934            216,041            92,422
                    Account maintenance and distribution fees--Class C         185,948            268,183            55,439
                    Accounting services                                        191,358            193,325            71,037
                    Transfer agent fees--Class A                               160,974            153,435            21,118
                    Transfer agent fees--Class B                                39,810            101,551            11,234
                    Professional fees                                           39,513             61,755            10,452
                    Registration fees                                           27,910             31,004            49,195
                    Custodian fees                                              34,367             44,048            16,132
                    Transfer agent fees--Class D                                30,899             40,554            17,514
                    Printing and shareholder reports                            26,615             34,958            14,770
                    Pricing services                                            20,017             30,728             7,879
                    Transfer agent fees--Class C                                10,212             18,462             3,499
                    Directors' fees and expenses                                12,836             10,543             3,761
                    Other                                                       23,105             19,653            15,028
                                                                        --------------     --------------    --------------
                    Total expenses before reimbursement                      4,033,988          5,604,205         1,436,430
                    Reimbursement of expenses                                  (8,503)           (23,737)          (20,123)
                                                                        --------------     --------------    --------------
                    Total expenses net of reimbursement                      4,025,485          5,580,468         1,416,307
                                                                        --------------     --------------    --------------
                    Investment income--net                                  32,313,554         31,702,815         6,780,971
                                                                        --------------     --------------    --------------

Realized &          Realized gain on investments--net                        9,140,091         15,427,572           174,485
Unrealized Gain on  Change in unrealized appreciation/depreciation
Investments--Net:   on investments--net                                     22,422,423          3,357,944         2,201,671
                                                                        --------------     --------------    --------------
                    Total realized and unrealized gains on
                    investments--net                                        31,562,514         18,785,516         2,376,156
                                                                        --------------     --------------    --------------
                   Net Increase in Net Assets Resulting from
                   Operations                                           $   63,876,068     $   50,488,331    $    9,157,127
                                                                        ==============     ==============    ==============

                   See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS
                                     Insured Portfolio                National Portfolio          Limited Maturity Portfolio

                                    For the Six       For the     For the Six        For the      For the Six      For the
                                    Months Ended    Year Ended    Months Ended     Year Ended     Months Ended    Year Ended
Increase (Decrease) in Net Assets: Dec. 31, 2002   June 30, 2002  Dec. 31, 2002   June 30, 2002   Dec. 31, 2002  June 30, 2002
Operations:
Investment income--net           $   32,313,554  $   66,349,214  $   31,702,815  $   54,128,954   $   6,780,971  $  10,600,072
Realized gain on
investments--net                      9,140,091      10,407,929      15,427,572       3,056,161         174,485        333,062
Change in unrealized
appreciation/depreciation on
investments--net                     22,422,423       8,385,315       3,357,944       9,583,130       2,201,671      2,009,531
                                 --------------  --------------  --------------  --------------   -------------  -------------
Net increase in net assets
resulting from operations            63,876,068      85,142,458      50,488,331      66,768,245       9,157,127     12,942,665
                                 --------------  --------------  --------------  --------------   -------------  -------------

Dividends &
Distributions to
Shareholders:
Investment income--net:
   Class A                         (23,107,027)    (48,114,588)    (17,364,655)    (35,234,862)     (2,965,290)    (6,189,098)
   Class B                          (3,953,030)     (9,358,143)     (8,363,614)    (11,045,083)     (1,074,069)    (1,406,735)
   Class C                          (1,016,312)       (999,113)     (1,511,913)     (1,756,295)       (346,010)       (34,601)
   Class D                          (4,221,574)     (7,841,632)     (4,379,947)     (6,106,400)     (2,364,428)    (2,724,180)
Realized gain on
investments--net:
   Class A                                   --       (467,684)              --       (227,631)              --             --
   Class B                                   --       (106,680)              --        (82,921)              --             --
   Class C                                   --        (10,641)              --        (12,681)              --             --
   Class D                                   --        (77,773)              --        (38,236)              --             --
                                 --------------  --------------  --------------  --------------   -------------  -------------
Net decrease in net assets
resulting from dividends and
distributions to shareholders      (32,297,943)    (66,976,254)    (31,620,129)    (54,504,109)     (6,749,797)   (10,354,614)
                                 --------------  --------------  --------------  --------------   -------------  -------------

Capital Share
Transactions:
Net increase (decrease) in net
assets derived from capital
share transactions                 (13,794,903)    (66,642,942)     115,484,398      63,305,521     163,135,972    160,472,985
                                 --------------  --------------  --------------  --------------   -------------  -------------

Net Assets:
Total increase (decrease) in
net assets                           17,783,222    (48,476,738)     134,352,600      75,569,657     165,543,302    163,061,036
Beginning of period               1,255,910,461   1,304,387,199   1,112,808,437   1,037,238,780     429,242,658    266,181,622
                                 --------------  --------------  --------------  --------------   -------------  -------------
End of period*                   $1,273,693,683  $1,255,910,461  $1,247,161,037  $1,112,808,437   $ 594,785,960  $ 429,242,658
                                 ==============  ==============  ==============  ==============   =============  =============
*Undistributed investment
income--net                      $    1,113,690  $    1,098,079  $      704,699  $      622,013   $     429,226  $     398,052
                                 ==============  ==============  ==============  ==============   =============  =============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                        Insured Portfolio
                                                                              Class A
The following per share data and ratios
have been derived from information provided   For the Six
in the financial statements.                  Months Ended                For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002            2001              2000          1999
Per Share     Net asset value,
Operating     beginning of period              $        7.80 $        7.69    $        7.36    $        7.79  $        8.25
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .21++++           .41              .39              .40            .41
              Realized and unrealized
              gain (loss) on
              investments--net                           .19           .11              .33            (.32)          (.27)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment operations           .40           .52              .72              .08            .14
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and distributions:
                Investment income--net                 (.21)         (.41)            (.39)            (.40)          (.41)
                Realized gain on
                investments--net                          --          --++               --               --          (.19)
                In excess of realized gain
              on investments--net                         --            --               --            (.11)             --
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.21)         (.41)            (.39)            (.51)          (.60)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value,
              end of period                    $        7.99 $        7.80    $        7.69    $        7.36  $        7.79
                                               ============= =============    =============    =============  =============

Total         Based on net asset value
Investment    per share                             5.16%+++         7.03%           10.01%            1.21%          1.56%
Return:**                                      ============= =============    =============    =============  =============

Ratios to     Expenses, net of
Average       reimbursement                            .46%*          .47%             .45%             .43%           .42%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .46%*          .47%             .45%             .43%           .42%
                                               ============= =============    =============    =============  =============
              Investment
              income--net                             5.19%*         5.35%            5.19%            5.33%          5.02%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     872,327 $     878,018    $     920,597    $     972,420  $   1,216,346
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      16.57%        32.78%           64.39%           94.08%         86.35%
                                               ============= =============    =============    =============  =============


                                                                            Insured Portfolio
                                                                                 Class B
The following per share data and
ratios have been derived from information       For the Six
provided in the financial statements.           Months Ended                   For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:        Dec. 31, 2002     2002              2001             2000            1999
Per Share     Net asset value,
Operating     beginning of period              $        7.79 $        7.68    $        7.36    $        7.78  $        8.24
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .18++++           .36              .34              .34            .35
              Realized and unrealized
              gain (loss) on
              investments--net                           .20           .11              .32            (.31)          (.27)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .38           .47              .66              .03            .08
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.18)         (.36)            (.34)            (.34)          (.35)
                Realized gain on
                investments--net                          --          --++               --               --          (.19)
                In excess of realized
                gain on investments--net                  --            --               --            (.11)             --
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.18)         (.36)            (.34)            (.45)          (.54)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end
              of period                        $        7.99 $        7.79    $        7.68    $        7.36  $        7.78
                                               ============= =============    =============    =============  =============

Total         Based on net asset
Investment    value per share                       4.89%+++         6.23%            9.04%             .57%           .79%
Return:**                                      ============= =============    =============    =============  =============

Ratios to     Expenses, net of
Average       reimbursement                           1.22%*         1.23%            1.21%            1.19%          1.18%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                1.22%*         1.23%            1.21%            1.19%          1.18%
                                               ============= =============    =============    =============  =============
              Investment income--net                  4.43%*         4.58%            4.43%            4.56%          4.26%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     171,381 $     182,241    $     223,710    $     276,154  $     414,135
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      16.57%        32.78%           64.39%           94.08%         86.35%
                                               ============= =============    =============    =============  =============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                           Insured Portfolio
                                                                                 Class C
The following per share data and ratios
have been derived from information            For the Six
provided in the financial statements.         Months Ended             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002            2001              2000         1999
Per Share     Net asset value,
Operating     beginning of period              $        7.79 $        7.68    $        7.36    $        7.78  $        8.24
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .18++++           .35              .33              .34            .34
              Realized and unrealized
              gain (loss) on
              investments--net                           .20           .11              .32            (.31)          (.27)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .38           .46              .65              .03            .07
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.18)         (.35)            (.33)            (.34)          (.34)
                Realized gain on
                investments--net                          --          --++               --               --          (.19)
                In excess of realized
                gain on investments--net                  --            --               --            (.11)             --
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.18)         (.35)            (.33)            (.45)          (.53)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end
              of period                        $        7.99 $        7.79    $        7.68    $        7.36  $        7.78
                                               ============= =============    =============    =============  =============

Total         Based on net asset
Investment    value per share                       4.86%+++         6.18%            8.99%             .52%           .74%
Return:**                                      ============= =============    =============    =============  =============

Ratios to     Expenses, net of
Average       reimbursement                           1.27%*         1.28%            1.26%            1.24%          1.23%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                1.27%*         1.28%            1.26%            1.24%          1.23%
                                               ============= =============    =============    =============  =============
              Investment income--net                  4.37%*         4.56%            4.38%            4.52%          4.21%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $      55,698 $      34,541    $      14,392    $      12,856  $      16,850
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      16.57%        32.78%           64.39%           94.08%         86.35%
                                               ============= =============    =============    =============  =============

                                                                              Insured Portfolio
                                                                                   Class D
The following per share data and
ratios have been derived from information     For the Six
provided in the financial statements.         Months Ended               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002              2001            2000          1999
Per Share     Net asset value,
Operating     beginning of period              $        7.79 $        7.69    $        7.36    $        7.79  $        8.24
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .20++++           .39              .37              .38            .39
              Realized and unrealized
              gain (loss) on
              investments--net                           .20           .10              .33            (.32)          (.26)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .40           .49              .70              .06            .13
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.20)         (.39)            (.37)            (.38)          (.39)
                Realized gain on
              investments--net                            --          --++               --               --          (.19)
                In excess of realized
                gain on investments--net                  --            --               --            (.11)             --
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.20)         (.39)            (.37)            (.49)          (.58)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $        7.99 $        7.79    $        7.69    $        7.36  $        7.79
                                               ============= =============    =============    =============  =============

Total         Based on net asset value
Investment    per share                             5.16%+++         6.63%            9.74%             .96%          1.43%
Return:**                                      ============= =============    =============    =============  =============

Ratios to     Expenses, net of
Average       reimbursement                            .71%*          .72%             .70%             .68%           .67%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .71%*          .72%             .70%             .68%           .67%
                                               ============= =============    =============    =============  =============
              Investment income--net                  4.94%*         5.10%            4.94%            5.10%          4.77%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     174,288 $     161,110    $     145,688    $      99,326  $      81,238
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      16.57%        32.78%           64.39%           94.08%         86.35%
                                               ============= =============    =============    =============  =============



                                                                            National Portfolio
                                                                                 Class A
The following per share data and ratios
have been derived from information            For the Six
provided in the financial statements.         Months Ended               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002            2001             2000           1999
Per Share     Net asset value,
Operating     beginning of period              $       10.26 $       10.14    $        9.70    $       10.22  $       10.64
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .28++++           .62              .54              .56            .56
              Realized and unrealized
              gain (loss) on
              investments--net                           .17           .12              .44            (.52)          (.42)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .45           .74              .98              .04            .14
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.28)         (.62)            (.54)            (.56)          (.56)
                Realized gain on
              investments--net                            --          --++               --               --             --
                In excess of realized gain on
                investments--net                          --            --               --               --           --++
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.28)         (.62)            (.54)            (.56)          (.56)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $       10.43 $       10.26    $       10.14    $        9.70  $       10.22
                                               ============= =============    =============    =============  =============

Total         Based on net asset value
Investment    per share                             4.43%+++         6.98%           10.32%             .58%          1.28%
Return:**                                      ============= =============    =============    =============  =============

Ratios        Expenses, net of
to Average    reimbursement                            .59%*          .62%             .58%             .56%           .55%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .59%*          .62%             .58%             .56%           .55%
                                               ============= =============    =============    =============  =============
              Investment income--net                  5.33%*         5.55%            5.42%            5.74%          5.26%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     639,558 $     626,935    $     653,685    $     682,553  $     877,841
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      21.46%        35.75%           80.88%          108.43%        125.75%
                                               ============= =============    =============    =============  =============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (continued)
                                                                              National Portfolio
                                                                                   Class B
The following per share data and
ratios have been derived from information    For the Six
provided in the financial statements.        Months Ended               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002             2001            2000           1999
Per Share     Net asset value,
Operating     beginning of period              $       10.26 $       10.14    $        9.70    $       10.21  $       10.63
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .24++++           .53              .46              .49            .48
              Realized and unrealized
              gain (loss) on investments
              --net                                      .16           .12              .44            (.51)          (.42)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .40           .65              .90            (.02)            .06
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.24)         (.53)            (.46)            (.49)          (.48)
                Realized gain on
                investments--net                          --          --++               --               --             --
                In excess of realized
                gain on investments--net                  --            --               --               --           --++
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.24)         (.53)            (.46)            (.49)          (.48)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $       10.42 $       10.26    $       10.14    $        9.70  $       10.21
                                               ============= =============    =============    =============  =============

Total         Based on net asset value
Investment    per share                             3.93%+++         6.18%            9.49%           (.09%)           .51%
Return:**                                      ============= =============    =============    =============  =============

Ratios        Expenses, net of
to Average    reimbursement                           1.35%*         1.38%            1.34%            1.32%          1.31%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                1.35%*         1.38%            1.34%            1.32%          1.31%
                                               ============= =============    =============    =============  =============
              Investment income--net                  4.57%*         4.80%            4.67%            4.98%          4.50%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     359,043 $     295,827    $     227,592    $     254,860  $     374,642
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      21.46%        35.75%           80.88%          108.43%        125.75%
                                               ============= =============    =============    =============  =============

                                                                            National Portfolio
                                                                                 Class C
The following per share data and
ratios have been derived from information     For the Six
provided in the financial statements.         Months Ended             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002            2001            2000           1999
Per Share     Net asset value,
Operating     beginning of period              $       10.26 $       10.14    $        9.71    $       10.22  $       10.64
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .24++++           .53              .46              .48            .47
              Realized and unrealized
              gain (loss) on
              investments--net                           .17           .12              .43            (.51)          (.42)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .41           .65              .89            (.03)            .05
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.24)         (.53)            (.46)            (.48)          (.47)
                Realized gain on
                investments--net                          --          --++               --               --             --
                In excess of realized gain
                on investments--net                       --            --               --               --           --++
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.24)         (.53)            (.46)            (.48)          (.47)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $       10.43 $       10.26    $       10.14    $        9.71  $       10.22
                                               ============= =============    =============    =============  =============

Total         Based on net asset value
Investment    per share                             4.01%+++         6.13%            9.33%           (.13%)           .47%
Return:**                                      ============= =============    =============    =============  =============

Ratios        Expenses, net of
to Average    reimbursement                           1.40%*         1.43%            1.39%            1.37%          1.36%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                1.40%*         1.43%            1.39%            1.37%          1.36%
                                               ============= =============    =============    =============  =============
              Investment income--net                  4.52%*         4.76%            4.61%            4.92%          4.45%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $      70,739 $      52,822    $      31,880    $      30,303  $      47,901
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      21.46%        35.75%           80.88%          108.43%        125.75%
                                               ============= =============    =============    =============  =============

                                                                              National Portfolio
                                                                                   Class D
The following per share data and ratios
have been derived from information            For the Six
provided in the financial statements.         Months Ended                 For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002              2001            2000           1999
Per Share     Net asset value,
Operating     beginning of period              $       10.27 $       10.15    $        9.71    $       10.22  $       10.64
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                 .27++++           .53              .52              .54            .53
              Realized and unrealized
              gain (loss) on invest-
              ments--net                                 .16           .12              .44            (.51)          (.42)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment operations           .43           .65              .96              .03            .11
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and distributions:
                Investment income--net                 (.27)         (.53)            (.52)            (.54)          (.53)
                Realized gain on investments--net         --          --++               --               --             --
                In excess of realized gain
              on investments--net                         --            --               --               --           --++
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.27)         (.53)            (.52)            (.54)          (.53)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $       10.43 $       10.27    $       10.15    $        9.71  $       10.22
                                               ============= =============    =============    =============  =============

Total         Based on net asset value
Investment    per share                             4.20%+++         6.72%           10.04%             .43%          1.03%
Return:**                                      ============= =============    =============    =============  =============

Ratios to     Expenses, net of
Average       reimbursement                            .84%*          .87%             .83%             .81%           .81%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .84%*          .87%             .83%             .81%           .81%
                                               ============= =============    =============    =============  =============
              Investment income--net                  5.08%*         5.30%            5.16%            5.50%          5.01%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     177,821 $     137,225    $     124,082    $      86,701  $      93,201
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      21.46%        35.75%           80.88%          108.43%        125.75%
                                               ============= =============    =============    =============  =============


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (continued)
                                                                        Limited Maturity Portfolio
                                                                                 Class A
The following per share data and
ratios have been derived from information     For the Six
provided in the financial statements.         Months Ended                      For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:       Dec. 31, 2002      2002              2001             2000          1999
Per Share     Net asset value, beginning
Operating     of period                        $       10.13 $       10.05    $        9.85    $        9.91  $        9.96
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                   .14++           .34              .39              .38            .37
              Realized and unrealized gain
              (loss) on investments--net                 .05           .08              .20            (.06)          (.04)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .19           .42              .59              .32            .33
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.14)         (.34)            (.39)            (.38)          (.37)
                In excess of realized gain on
                investments--net                          --            --               --               --          (.01)
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.14)         (.34)            (.39)            (.38)          (.38)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $       10.18 $       10.13    $       10.05    $        9.85  $        9.91
                                               ============= =============    =============    =============  =============

Total         Based on net asset
Investment    value per share                       1.88%+++         4.10%            6.07%            3.31%          3.37%
Return:**                                      ============= =============    =============    =============  =============

Ratios to     Expenses, net of
Average       reimbursement                            .42%*          .46%             .44%             .40%           .43%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .43%*          .46%             .44%             .40%           .43%
                                               ============= =============    =============    =============  =============
              Investment income--net                  2.70%*         3.30%            3.91%            3.83%          3.75%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     226,645 $     204,936    $     191,481    $     215,421  $     261,970
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      25.30%        74.74%           51.94%           51.42%         40.28%
                                               ============= =============    =============    =============  =============

                                                                        Limited Maturity Portfolio
                                                                                 Class B
The following per share data and ratios
have been derived from information            For the Six
provided in the financial statements.         Months Ended                   For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002            2001             2000            1999
Per Share     Net asset value,
Operating     beginning of period              $       10.13 $       10.06    $        9.86    $        9.92  $        9.97
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                   .12++           .29              .35              .35            .34
              Realized and unrealized
              gain (loss) on investments
              --net                                      .05           .07              .20            (.06)          (.04)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .17           .36              .55              .29            .30
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and
              distributions:
                Investment income--net                 (.12)         (.29)            (.35)            (.35)          (.34)
                In excess of realized gain
                on investments--net                       --            --               --               --          (.01)
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.12)         (.29)            (.35)            (.35)          (.35)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end
              of period                        $       10.18 $       10.13    $       10.06    $        9.86  $        9.92
                                               ============= =============    =============    =============  =============

Total         Based on net asset
Investment    value per share                       1.69%+++         3.62%            5.69%            2.94%          3.01%
Return:**                                      ============= =============    =============    =============  =============

Ratios        Expenses, net of
to Average    reimbursement                            .77%*          .82%             .80%             .76%           .78%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .78%*          .82%             .80%             .76%           .78%
                                               ============= =============    =============    =============  =============
              Investment income--net                  2.35%*         2.87%            3.55%            3.47%          3.39%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $      95,498 $      81,967    $      31,480    $      32,742  $      42,930
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      25.30%        74.74%           51.94%           51.42%         40.28%
                                               ============= =============    =============    =============  =============

                                                                        Limited Maturity Portfolio
                                                                                 Class C
The following per share data and ratios
have been derived from information            For the Six
provided in the financial statements.         Months Ended                     For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:      Dec. 31, 2002         2002            2001              2000           1999
Per Share     Net asset value,
Operating     beginning of period              $       10.09 $       10.01    $        9.82    $        9.88  $        9.94
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                   .11++           .29              .35              .34            .34
              Realized and unrealized gain
              (loss) on investments--net                 .06           .08              .19            (.06)          (.05)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .17           .37              .54              .28            .29
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and distributions:
                Investment income--net                 (.12)         (.29)            (.35)            (.34)          (.34)
                In excess of realized gain
                on investments--net                       --            --               --               --          (.01)
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.12)         (.29)            (.35)            (.34)          (.35)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $       10.14 $       10.09    $       10.01    $        9.82  $        9.88
                                               ============= =============    =============    =============  =============

Total         Based on net asset
Investment    value per share                       1.70%+++         3.72%            5.59%            2.93%          2.89%
Return:**                                      ============= =============    =============    =============  =============

Ratios        Expenses, net of
to Average    reimbursement                            .77%*          .82%             .81%             .76%           .79%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .78%*          .82%             .81%             .76%           .79%
                                               ============= =============    =============    =============  =============
              Investment income--net                  2.20%*         2.91%            3.53%            3.46%          3.37%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $      73,483 $       1,596    $         602    $         308  $         437
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      25.30%        74.74%           51.94%           51.42%         40.28%
                                               ============= =============    =============    =============  =============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (concluded)
                                                                       Limited Maturity Portfolio
                                                                                  Class D
The following per share data and
ratios have been derived from information       For the Six
provided in the financial statements.           Months Ended                    For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:        Dec. 31, 2002        2002            2001            2000            1999
Per Share     Net asset value,
Operating     beginning of period              $       10.14 $       10.06    $        9.86    $        9.92  $        9.97
Performance:                                   ------------- -------------    -------------    -------------  -------------
              Investment income--net                   .13++           .32              .38              .37            .37
              Realized and unrealized
              gain (loss) on investments
              --net                                      .05           .08              .20            (.06)          (.04)
                                               ------------- -------------    -------------    -------------  -------------
              Total from investment
              operations                                 .18           .40              .58              .31            .33
                                               ------------- -------------    -------------    -------------  -------------
              Less dividends and dis-
              tributions:
                Investment income--net                 (.13)         (.32)            (.38)            (.37)          (.37)
                In excess of realized gain
                on investments--net                       --            --               --               --          (.01)
                                               ------------- -------------    -------------    -------------  -------------
              Total dividends and
              distributions                            (.13)         (.32)            (.38)            (.37)          (.38)
                                               ------------- -------------    -------------    -------------  -------------
              Net asset value, end of
              period                           $       10.19 $       10.14    $       10.06    $        9.86  $        9.92
                                               ============= =============    =============    =============  =============

Total         Based on net asset value
Investment    per share                             1.82%+++         3.99%            5.96%            3.20%          3.27%
Return:**                                      ============= =============    =============    =============  =============

Ratios to     Expenses, net of
Average       reimbursement                            .52%*          .56%             .54%             .50%           .53%
Net Assets:                                    ============= =============    =============    =============  =============
              Expenses                                 .52%*          .56%             .54%             .50%           .53%
                                               ============= =============    =============    =============  =============
              Investment income--net                  2.57%*         3.13%            3.80%            3.72%          3.65%
                                               ============= =============    =============    =============  =============

Supplemental  Net assets, end of period
Data:         (in thousands)                   $     199,160 $     140,744    $      42,619    $      39,090  $      83,177
                                               ============= =============    =============    =============  =============
              Portfolio turnover                      25.30%        74.74%           51.94%           51.42%         40.28%
                                               ============= =============    =============    =============  =============

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Portfolios offer four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods deter-mined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund's Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                             Rate of Advisory Fee
Aggregate of Average Daily                                       Limited
Net Assets of the Three                Insured      National     Maturity
Combined Portfolios                   Portfolio    Portfolio    Portfolio

Not exceeding $250 million               .40  %       .50  %       .40  %
In excess of $250 million
but not exceeding $400 million           .375         .475         .375
In excess of $400 million
but not exceeding $550 million           .375         .475         .35
In excess of $550 million
but not exceeding $1.5 billion           .375         .475         .325
In excess of $1.5 billion                .35          .475         .325


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


             Account Maintenance                 Distribution
                     Fees                             Fees
                               Limited                             Limited
      Insured      National    Maturity    Insured    National     Maturity
     Portfolio    Portfolio   Portfolio   Portfolio  Portfolio    Portfolio

Class B   .25%       .25%       .15%          .50%          .50%     .20%
Class C   .25        .25        .15           .55           .55      .20
Class D   .25        .25        .10            --           --        --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2002, FAM earned fees of $2,346,585, $3,004,140 and $855,846 of which $8,503, $23,737 and
$20,123 were waived for the Insured Portfolio, National Portfolio and Limited Maturity Portfolio, respectively.

For the six months ended December 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares follows:

                                             Limited
                   Insured     National      Maturity
                  Portfolio   Portfolio     Portfolio

Class A Shares:
FAMD               $10,131     $  4,570      $    139
MLPF&S             $69,639     $ 39,335      $  1,525

Class D Shares:
FAMD               $ 8,613     $  7,395      $  4,339
MLPF&S             $71,502     $ 61,025      $ 57,419


For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $317,332 relating to transactions in Class B Shares, amounting to $78,422, $206,884 and $32,026 in the Insured, National and Limited Maturity Portfolios, respectively, and $27,950 relating to transactions in Class C Shares, amounting to $12,149, $14,234 and $1,567 in the Insured, National and Limited Maturity Portfolios, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,348 relating to transactions subject to front-end sales charge waivers in Class A Shares in the National Portfolio and relating to transactions subject to front-end sales charge waivers in Class D Shares in the Insured and National Portfolios, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2002, the Fund reimbursed FAM $13,954, $19,571 and $5,988 for the Insured, National and Limited
Maturity Portfolios, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were as follows:

                                    Purchases          Sales

Insured Portfolio               $  204,401,159   $  225,204,366
National Portfolio                 255,248,003      292,767,029
Limited Maturity Portfolio         176,373,849      101,326,468


Net realized gains for the six months ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:

                                     Realized        Unrealized
Insured Portfolio                     Gains            Gains

Long-term investments           $    9,140,091   $   98,395,365
                                --------------   --------------
Total                           $    9,140,091   $   98,395,365
                                ==============   ==============


                                     Realized        Unrealized
National Portfolio                    Gains            Gains

Long-term investments           $   15,427,572   $   66,011,359
                                --------------   --------------
Total                           $   15,427,572   $   66,011,359
                                ==============   ==============

                                     Realized        Unrealized
Limited Maturity Portfolio            Gains            Gains

Long-term investments           $      174,485   $    8,286,690
                                --------------   --------------
Total                           $      174,485   $    8,286,690
                                ==============   ==============


As of December 31, 2002 net unrealized appreciation for Federal income tax purposes were as follows:

                                 Gross             Gross           Net
                               Unrealized        Unrealized     Unrealized
                              Appreciation      Depreciation   Appreciation

Insured Portfolio               $98,493,899     $     10,765   $98,483,134
National Portfolio               85,596,161       19,470,502    66,125,659
Limited Maturity Portfolio        8,821,164          323,459     8,497,705



The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $1,154,196,465 for the Insured Portfolio, $1,167,183,325 for the National Portfolio, and $577,535,132 for the Limited Maturity Portfolio.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended December 31, 2002 and the year ended June 30, 2002 were $(13,794,903) and $(66,642,942), respectively, for the Insured Portfolio; $115,484,398 and $63,305,521, respectively, for the National Portfolio, and $163,135,972 and $160,472,985, respectively, for the Limited
Maturity Portfolio.

Transactions in capital shares for each class were as follows:


Insured Portfolio
Class A Shares for the Six Months                      Dollar
Ended December 31, 2002               Shares           Amount

Shares sold                          1,320,444   $   10,443,814
Shares issued to shareholders in
reinvestment of dividends            1,263,796       10,010,572
                                --------------   --------------
Total issued                         2,584,240       20,454,386
Shares redeemed                    (6,087,618)     (48,165,792)
                                --------------   --------------
Net decrease                       (3,503,378)   $ (27,711,406)
                                ==============   ==============



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Insured Portfolio

Class A Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          2,320,584   $   18,020,634
Shares issued to shareholders
in reinvestment of dividends
and distributions                    2,571,873       19,947,907
                                --------------   --------------
Total issued                         4,892,457       37,968,541
Shares redeemed                   (12,019,217)     (93,339,087)
                                --------------   --------------
Net decrease                       (7,126,760)   $ (55,370,546)
                                ==============   ==============


Insured Portfolio
Class B Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                          2,165,042   $   17,179,805
Shares issued to shareholders in
reinvestment of dividends              236,621        1,873,393
                                --------------   --------------
Total issued                         2,401,663       19,053,198
Automatic conversion of shares     (2,018,221)     (15,983,800)
Shares redeemed                    (2,322,535)     (18,376,160)
                                --------------   --------------
Net decrease                       (1,939,093)   $ (15,306,762)
                                ==============   ==============


Insured Portfolio
Class B Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          3,649,035   $   28,346,728
Shares issued to shareholders
in reinvestment of dividends
and distributions                      567,358        4,397,918
                                --------------   --------------
Total issued                         4,216,393       32,744,646
Automatic conversion of shares     (4,883,029)     (38,016,053)
Shares redeemed                    (5,060,709)     (39,224,864)
                                --------------   --------------
Net decrease                       (5,727,345)   $ (44,496,271)
                                ==============   ==============


Insured Portfolio
Class C Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                          2,888,229   $   22,920,710
Shares issued to shareholders in
reinvestment of dividends               71,353          565,213
                                --------------   --------------
Total issued                         2,959,582       23,485,923
Shares redeemed                      (421,698)      (3,347,448)
                                --------------   --------------
Net increase                         2,537,884   $   20,138,475
                                ==============   ==============

Insured Portfolio
Class C Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          2,976,028   $   23,077,017
Shares issued to shareholders
in reinvestment of dividends
and distributions                       64,543          499,764
                                --------------   --------------
Total issued                         3,040,571       23,576,781
Shares redeemed                      (480,905)      (3,714,964)
                                --------------   --------------
Net increase                         2,559,666   $   19,861,817
                                ==============   ==============


Insured Portfolio
Class D Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                          1,031,147   $    8,215,283
Automatic conversion of shares       2,017,834       15,983,800
Shares issued to shareholders in
reinvestment of dividends              252,662        2,001,049
                                --------------   --------------
Total issued                         3,301,643       26,200,132
Shares redeemed                    (2,165,316)     (17,115,342)
                                --------------   --------------
Net increase                         1,136,327   $    9,084,790
                                ==============   ==============


Insured Portfolio
Class D Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          6,055,943   $   46,995,907
Automatic conversion of shares       4,882,208       38,016,053
Shares issued to shareholders
in reinvestment of dividends
and distributions                      477,297        3,701,393
                                --------------   --------------
Total issued                        11,415,448       88,713,353
Shares redeemed                    (9,696,623)     (75,351,295)
                                --------------   --------------
Net increase                         1,718,825   $   13,362,058
                                ==============   ==============

National Portfolio
Class A Shares for the
Six Months Ended                                       Dollar
December, 2002                        Shares           Amount

Shares sold                            873,738   $    9,052,886
Shares issued resulting from
reorganization                       2,488,551       25,766,020
Shares issued to shareholders in
reinvestment of dividends              863,890        8,947,715
                                --------------   --------------
Total issued                         4,226,179       43,766,621
Shares redeemed                    (3,990,534)     (41,288,032)
                                --------------   --------------
Net increase                           235,645   $    2,478,589
                                ==============   ==============


National Portfolio
Class A Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          3,043,608   $   31,010,958
Shares issued resulting from
reorganization                       1,301,134       13,232,801
Shares issued to shareholders
in reinvestment of dividends
and distributions                    1,726,140       17,595,062
                                --------------   --------------
Total issued                         6,070,882       61,838,821
Shares redeemed                    (9,423,833)     (96,041,268)
                                --------------   --------------
Net decrease                       (3,352,951)   $ (34,202,447)
                                ==============   ==============



National Portfolio
Class B Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                          2,298,175   $   23,837,617
Shares issued resulting from
reorganization                       9,719,653      100,571,771
Shares issued to shareholders in
reinvestment of dividends              359,879        3,726,043
                                --------------   --------------
Total issued                        12,377,707      128,135,431
Automatic conversion of shares     (1,749,916)     (18,169,716)
Shares redeemed                    (5,023,539)     (52,070,318)
                                --------------   --------------
Net increase                         5,604,252   $   57,895,397
                                ==============   ==============



National Portfolio
Class B Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          3,676,484   $   37,543,749
Shares issued resulting from
reorganization                       9,384,729       96,103,787
Shares issued to shareholders
in reinvestment of dividends
and distributions                      468,620        4,775,158
                                --------------   --------------
Total issued                        13,529,833      138,422,694
Automatic conversion of shares     (1,780,117)     (18,179,899)
Shares redeemed                    (5,357,988)     (54,642,530)
                                --------------   --------------
Net increase                         6,391,728   $   65,600,265
                                ==============   ==============



National Portfolio
Class C Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                          1,329,022   $   13,809,469
Shares issued resulting from
reorganization                       1,042,309       10,790,909
Shares issued to shareholders in
reinvestment of dividends               85,885          889,623
                                --------------   --------------
Total issued                         2,457,216       25,490,001
Shares redeemed                      (821,548)      (8,518,580)
                                --------------   --------------
Net increase                         1,635,668   $   16,971,421
                                ==============   ==============



National Portfolio
Class C Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          1,799,413   $   18,345,216
Shares issued resulting from
reorganization                       1,169,289       11,983,010
Shares issued to shareholders
in reinvestment of dividends
and distributions                       94,251          960,479
                                --------------   --------------
Total issued                         3,062,953       31,288,705
Shares redeemed                    (1,058,915)     (10,800,701)
                                --------------   --------------
Net increase                         2,004,038   $   20,488,004
                                ==============   ==============




Merrill Lynch Municipal Bond Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


National Portfolio
Class D Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                            936,437   $    9,732,443
Automatic conversion of shares       1,748,692       18,169,716
Shares issued resulting from
reorganization                       2,781,396       28,790,872
Shares issued to shareholders in
reinvestment of dividends              207,770        2,152,483
                                --------------   --------------
Total issued                         5,674,295       58,845,514
Shares redeemed                    (1,996,396)     (20,706,523)
                                --------------   --------------
Net increase                         3,677,899   $   38,138,991
                                ==============   ==============


National Portfolio
Class D Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          3,183,206   $   32,463,888
Automatic conversion of shares       1,778,632       18,179,899
Shares issued resulting from
reorganization                       2,179,582       22,315,418
Shares issued to shareholders
in reinvestment of dividends
and distributions                      282,267        2,879,585
                                --------------   --------------
Total issued                         7,423,687       75,838,790
Shares redeemed                    (6,285,733)     (64,419,091)
                                --------------   --------------
Net increase                         1,137,954   $   11,419,699
                                ==============   ==============


Limited Maturity Portfolio
Class A Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                          4,250,759   $   43,187,917
Shares issued to shareholders in
reinvestment of dividends              183,006        1,858,332
                                --------------   --------------
Total issued                         4,433,765       45,046,249
Shares redeemed                    (2,399,185)     (24,348,559)
                                --------------   --------------
Net increase                         2,034,580   $   20,697,690
                                ==============   ==============


Limited Maturity Portfolio
Class A Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          5,749,190   $   58,120,711
Shares issued resulting from
reorganization                         311,601        3,136,967
Shares issued to shareholders in
reinvestment of dividends              356,333        3,599,846
                                --------------   --------------
Total issued                         6,417,124       64,857,524
Shares redeemed                    (5,238,491)     (52,951,744)
                                --------------   --------------
Net increase                         1,178,633   $   11,905,780
                                ==============   ==============


Limited Maturity Portfolio
Class B Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                          2,335,654   $   23,712,976
Shares issued to shareholders in
reinvestment of dividends               70,762          718,659
                                --------------   --------------
Total issued                         2,406,416       24,431,635
Automatic conversion of shares       (179,863)      (1,824,555)
Shares redeemed                      (936,838)      (9,510,386)
                                --------------   --------------
Net increase                         1,289,715   $   13,096,694
                                ==============   ==============


Limited Maturity Portfolio
Class B Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                          5,321,851   $   53,814,253
Shares issued resulting from
reorganization                         495,945        4,993,534
Shares issued to shareholders in
reinvestment of dividends               92,198          931,515
                                --------------   --------------
Total issued                         5,909,994       59,739,302
Automatic conversion of shares       (127,189)      (1,285,514)
Shares redeemed                      (825,076)      (8,337,739)
                                --------------   --------------
Net increase                         4,957,729   $   50,116,049
                                ==============   ==============


Limited Maturity Portfolio
Class C Shares for the
Six Months Ended                                      Dollar
December 31, 2002                     Shares          Amount

Shares sold                          7,192,773   $   72,746,832
Shares issued to shareholders in
reinvestment of dividends               22,850          230,999
                                --------------   --------------
Total issued                         7,215,623       72,977,831
Shares redeemed                      (126,300)      (1,278,317)
                                --------------   --------------
Net increase                         7,089,323   $   71,699,514
                                ==============   ==============


Limited Maturity Portfolio

Class C Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                            171,993   $    1,732,235
Shares issued resulting from
reorganization                           1,955           19,640
Shares issued to shareholders in
reinvestment of dividends                2,122           21,363
                                --------------   --------------
Total issued                           176,070        1,773,238
Shares redeemed                       (78,047)        (786,643)
                                --------------   --------------
Net increase                            98,023   $      986,595
                                ==============   ==============


Limited Maturity Portfolio
Class D Shares for the
Six Months Ended                                       Dollar
December 31, 2002                     Shares           Amount

Shares sold                         10,529,766   $  107,130,672
Automatic conversion of shares         179,692        1,824,555
Shares issued to shareholders in
reinvestment of dividends              173,606        1,764,392
                                --------------   --------------
Total issued                        10,883,064      110,719,619
Shares redeemed                    (5,218,477)     (53,077,545)
                                --------------   --------------
Net increase                         5,664,587   $   57,642,074
                                ==============   ==============


Limited Maturity Portfolio
Class D Shares for the
Year Ended                                             Dollar
June 30, 2002                         Shares           Amount

Shares sold                         10,883,750   $  110,020,751
Automatic conversion of shares         127,076        1,285,514
Shares issued resulting from
reorganization                         242,194        2,440,143
Shares issued to shareholders in
reinvestment of dividends              185,912        1,879,870
                                --------------   --------------
Total issued                        11,438,932      115,626,278
Shares redeemed                    (1,796,663)     (18,161,717)
                                --------------   --------------
Net increase                         9,642,269   $   97,464,561
                                ==============   ==============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended December 31, 2002.

6. Capital Loss Carryforward:
On June 30, 2002, the Insured Portfolio had a net capital loss carryforward of approximately $38,691,783, of which $6,597,555 expires in 2008; and $32,094,228 expires in 2009; the National Portfolio had a net capital loss carryforward of approximately $48,541,938, of which $1,599,614 expires in 2003, $125,863 expires in 2004, $1,631,438 expires in 2007, $25,778,411 expires in 2008 and
$19,406,612 expires in 2009; and the Limited Maturity Portfolio had a net capital loss carryforward of approximately $2,420,642, of which $1,875,135 expires in 2003; $119,413 expires in 2008 and
$426,094 expires in 2009. These amounts will be available to offset like amounts of any future taxable gains.


7. Acquisition of Other FAM-Managed Investment Companies:
On July 29, 2002, the National Portfolio acquired all of the net assets of Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund and Merrill Lynch Ohio Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

                                               Shares of Beneficial
                                                 Interest Exchanged

Merrill Lynch Arizona Municipal Bond Fund                 4,158,928
Merrill Lynch Massachusetts Municipal Bond Fund           2,762,613
Merrill Lynch Michigan Municipal Bond Fund                3,725,979
Merrill Lynch North Carolina Municipal Bond Fund          2,403,019
Merrill Lynch Ohio Municipal Bond Fund                    2,849,592



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

In exchange for these shares, the National Portfolio issued
16,031,909 shares of common stock. As of that date, net assets of the acquired funds, including unrealized appreciation and accumulated net realized capital losses, were as follows:


                                                               Accumulated
                                                               Net Realized
                                      Net        Unrealized      Capital
                                     Assets     Appreciation      Losses

Merrill Lynch Arizona
  Municipal Bond Fund              $44,700,234    $3,548,238   $ (388,083)
Merrill Lynch Massachusetts
  Municipal Bond Fund              $28,939,506    $1,499,190  $(1,792,656)
Merrill Lynch Michigan
  Municipal Bond Fund              $37,458,772    $1,809,968  $(4,449,915)
Merrill Lynch North Carolina
  Municipal Bond Fund              $25,709,770    $1,764,087  $(1,106,873)
Merrill Lynch Ohio
  Municipal Bond Fund              $29,111,290    $2,254,522  $(3,817,967)


The aggregate net assets of the National Portfolio immediately after the acquisition amounted to $1,284,207,941.

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